RYAN COMPANIES US, INC.

                                                          Landlord

                                       and

                           RECOVERY ENGINEERING, INC.
                             a Minnesota Corporation

                                                            Tenant


                    -----------------------------------------

                          SINGLE TENANT LEASE AGREEMENT

                    -----------------------------------------



                          Dated as of November 8, 1996


                                TABLE OF CONTENTS
 SECTION                                                                           PAGE
 -------                                                                           ----
 1.    Leased Property; Fixed Term..................................................1-2
       1.2.  Early Access.............................................................2
       1.3.  Land Option............................................................2-3
       1.4.  Options to Expand......................................................3-5
       1.5.  Option to Renew..........................................................5

 2.    Basic Rent, etc..............................................................5-6
       2.1.  Basic Rent...............................................................5
       2.2.  Basic Rent; Manner of Payment............................................5
       2.3.  Development Agreement..................................................5-6

 3.    Additional Rent............................................................... 6

 4.    Net Lease; No Counterclaim, Abatement, etc.....................................6

 5.    Condition and Use of Property................................................6-7

 6.    Maintenance and Repairs........................................................7

 7.    Alterations and Additions, etc...............................................7-8

 8.    Tenant's Equipment.............................................................8

 9.    Utility Services...............................................................8

10.    No Claims Against Landlord, etc................................................8

11.    Indemnification by Tenant....................................................8-9

12.    Inspection, etc................................................................9

13.    Payment of Taxes, etc..........................................................9

14.    Compliance with Legal and Insurance Requirements, Instruments ..............9-10

15.    Liens, Easements, etc.........................................................10

16.    Permitted Contests.........................................................10-11

17.    Insurance..................................................................11-13
       17.1.  Risks to be Insured.................................................11-12
       17.2.  Policy Provisions......................................................12
       17.3.  Delivery of Policies, Insurance Certificates...........................12
       17.4.  Waiver of Insurable Claims.............................................13

18.    Hazardous Materials........................................................13-14

19.    Damage to or Destruction of Property.......................................14-15
       19.1.  Tenant to Give Notice..................................................14
       19.2.  Restoration............................................................14
       19.3.  Total Destruction......................................................14
       19.4.  Application of Insurance Proceeds......................................15

20.    Taking of Property.........................................................15-17
       20.1.  Tenant to Give Notice; Assignment of Awards, etc.......................15
       20.2.  Partial Taking......................................................15-16
       20.3.  Total Taking...........................................................16
       20.4.  Application of Awards, etc..........................................16-17

21.    Certificate as to No Event of Default, etc.; Financial Statements..........17-18
       21.1.  Certification of Tenant as to No Event of Default, etc.................17
       21.2.  Certificate of Landlord.............................................17-18
       21.3.  Financial Statements...................................................18

22.    Right of Landlord to Perform Tenant's Covenants, etc.......................18-19

23.    Assignments, Subleases, Mortgages, etc. ...................................19-20
       23.1.  Assignments, Subleases, etc. by Tenant.................................19
       23.2.  Assignments, Mortgages, etc. by Landlord............................19-20

24.    Events of Default; Termination.............................................20-22

25.    Repossession, etc.............................................................22

26.    Survival of Tenant's Obligations; Damages..................................22-23
       26.1.  Termination of Lease Not to Relieve Tenant of Obligations..............22
       26.2.  Current Damages.....................................................22-23
       26.3.  Final Damages..........................................................23

27.    Litigation Costs..............................................................23

28.    Remedies Cumulative........................................................23-24

29.    Modification, Acceptance of Surrender.........................................24

30.    End of Lease Term.............................................................24

31.    Notices, etc...............................................................24-25

32.    Short Form or Memorandum......................................................25

33.    Quiet Enjoyment...............................................................25

34.    Miscellaneous..............................................................25-26

35.    Broker Commission.............................................................26

36.    Moving Allowance..............................................................26

37.    Warranty of Title.............................................................26

38.    Definitions................................................................26-28

39.    Contingencies of Tenant's Obligations......................................28-29


          Exhibit A:       Description of Property
          Exhibit B:       Plans and Specifications
          Exhibit C:       Basic Rent Schedule
          Exhibit D:       Land Option Estimate Statement
          Exhibit E:       Description of Expansion Area
          Exhibit F:       Existing Encumbrances on Property and Expansion Area




                                 LEASE AGREEMENT

            THIS LEASE AGREEMENT (the "Lease"), dated as of November 8, 1996, between Ryan Companies US, Inc., (hereinafter referred to as "Landlord"), and Recovery Engineering, Inc. (hereinafter referred to as "Tenant").


                                                  WITNESSETH THAT:

            In consideration of the mutual agreements contained in this Lease, Landlord and Tenant agree with each other as follows:

            1. Leased Property, Fixed Term. Upon and subject to the conditions and limitations set forth below, Landlord leases to Tenant, and Tenant leases, and rents from Landlord, the following property ("Property") in the area crosshatched described in Exhibit A attached hereto and made a part hereof, together with all buildings, improvements and structures now or hereafter located on the Property (the "Improvements") subject, however, to such of the Permitted Exceptions set forth on Exhibit A hereto.

            The Improvements shall be constructed by Landlord in a good and workmanlike manner and in accordance with the plans and specifications for the same identified on Exhibit B attached hereto and shall comply with all Legal Requirements, including without limitation the Americans With Disabilities Act of 1990. Landlord and Tenant have each signed a set of such plans and specifications identified on Exhibit B which establish the time table for completion of construction of the Improvements (the "Approved Plans").

            TO HAVE AND TO HOLD the Property for a fixed term (the "Fixed Term") commencing on the ____ day of ___________, and expiring at midnight on the last day of the one hundred twentieth full calendar month following the commencement, unless this Lease shall sooner terminate as provided herein.

            The blank with respect to the commencement of the term ("the "Commencement Date") shall be completed as follows: i) April 1, 1997 or, if later, ii) fifteen (15) days after the issuance by the City of Brooklyn Park of a final Certificate of Occupancy for the Improvements. Landlord shall have the right to insert the commencement date as so determined or the said date may be set by amendment hereto if requested by either party. In the event a dispute occurs as to whether or not the Landlord's work in construction of the Improvements is completed, the certificate of Landlord's architect that the required Certificate of Occupancy has been issued and that the Improvements are completed in accordance with the Approved Plans shall be conclusive and binding upon the parties hereto.

                  1.2. Early Access. Tenant and their vendors shall have early access to the facility to install communication systems; and if the facility is ready, production equipment, and warehouse material handling equipment and racks. Basic Rent shall commence on the Commencement Date. No unusual penalties or incentives will apply to early access or project completion. All early access by Tenant shall in no way interfere with Landlord's schedule for completion of the building, provided however that, without limiting the foregoing, Landlord shall cooperate in all reasonable respects with Tenant in the installation of its communications systems and other equipment. All Tenant's vendors seeking access to the building prior to substantial completion thereof must be signatories to the AFL-CIO Building Trades Council Contract, unless otherwise agreed by Landlord.

                  1.3 Land Option. Tenant shall have the option to expand an additional 88,790 square feet and add 245 parking stalls on land adjacent to the initial building improvements. This option is annual and automatically renews each year for the entire initial lease term unless terminated sooner. Upon six months prior written notice at the end of the initial lease term, Tenant shall have the one time right to capitalize the remaining land into the deal at $1.98 per square foot. The lease constant applied to the additional capitalized land will be equal to a debt constant plus sixty basis points. The debt constant will be calculated using a twenty year loan amortization.

At any time Tenant expands, the land area designated for the expansion shall be included in the actual cost of the expansion at a static $1.98 per square foot of land, and such land area shall be removed from the land option area. The land option cost will be reduced accordingly.

The annual land option cost shall be paid at the lease commencement date and each anniversary thereafter and equal to the annual carry cost on the land. Such carry costs shall be the actual annual real estate taxes and installments on future special assessments paid by Landlord (which may be paid directly by Tenant), plus actual % annual interest charge on $1.98 per square foot of land option area, plus costs to insure against liability and any costs to maintain the property.

With respect to costs to maintain the property, attached hereto as Exhibit D is a proposed budget for first option year. Prior to the commencement of each option year, Landlord shall provide Tenant with a maintenance budget for such coming option year, in substantially the form of Exhibit D. The amount of such maintenance expenses included within such carry costs shall not exceed the proposed budget in any option year unless the excess costs were not reasonably foreseeable at the time of submission of the proposed budget for such option year or unless otherwise agreed in writing by Tenant.

On September 1, 1999 the Resolution Trust Corporation ("RTC") financing on the land option area balloons at which time the interest charged on the land option area will be equal to Landlord's cost of borrowing. Any changes or adjustments to the annual carry costs or land option area during the year shall be recalculated and adjusted on each anniversary of the land option.

However, at the time of any expansion whereby the land option area becomes too small to construct a minimum of 38,400 square feet of future building expansion, Tenant will include 100% of the land option area into the capital cost of such expansion with a corresponding increase in rent, thereby reducing the land option area and corresponding land option cost to nothing. If Landlord determines that such is the case after exercise by Tenant of any extension option for less than all remaining option area, Landlord will so notify Tenant in writing whereupon Tenant shall have ten (10) days after receipt of such notice to withdraw exercise of such expansion option.

Tenant will give Landlord a three month prior written notice of its intent to allow the land option to expire on any given anniversary date. Should Tenant not give such prior written notice to Landlord, than this land option will automatically renew with the land option fee due on any such anniversary date. If Tenant fails to pay the option cost on any given anniversary date, Tenant shall be in default and Landlord will give Tenant notice of such default. Tenant shall have seven days to cure such default or the land option shall terminate at Landlord's option.

                  1.4 Options to Expand. Tenant shall have the right to expand during the initial lease term up to an approximately 88,790 square feet in increments of space at any time as set forth in Section 1.3 above. For any expansions to the Premises, the entire Lease will be extended so the remaining term will be ten years. The land constituting the expansion area is shown crosshatched on Exhibit E attached hereto and incorporated herein (the "Expansion Area"). Landlord shall execute and deliver to Tenant, upon request by Tenant, a memorandum in recordable form to be recorded against the Expansion Area giving notice to the public of the expansion option described herein.

The starting Base Rent on any expansions will be determined by multiplying a lease constant by the capital cost of the expansions. The lease constant will be equal to a debt constant plus 60 basis points. The debt constant will be calculated using a 20 year loan amortization, and competitively bid interest rate and loan amount at the time of the expansions. The added 60 basis points is to compensate the Landlord for the equity needed to finance the expansions. The Base Rent on any expansion space shall be adjusted on the same terms and conditions as the initial space in every respect with appropriate prorations.

For the purpose of calculating any expansion Base Rent, the capital cost of the expansions shall be the land cost at $1.98 per square foot of land, plus the actual cost of materials and labor for building and site construction, plus the actual cost of design, plus a 4% contractor's fee plus construction project management time (based on an hourly charge of $75.00 during years 1-2 or $85.00 during years 3 - 10). No development fees or Landlord fees will be charged to the cost of the expansions. The cost of all materials and labor for building and site construction shall be competitively bid.

At such time as Tenant's option to expand the Building expires without exercise for any reason whatsoever, Landlord shall be solely responsible for the maintenance of the land designated for expansion.

Landlord shall further be solely responsible for payment of real estate taxes and special assessments attributable to the land designated for expansion. The real estate tax and installments of special assessments attributable to the land designated for expansion shall be determined by applying the tax rate to the value placed by the assessing authority upon the land designated for expansion.

At such time as Tenant's option to expand the Building expires for any reason whatsoever, Landlord shall have the option of building additional improvements for lease by third parties. All such construction shall be performed in a good and workmanlike manner without material interference with the use and occupancy of the Premises by Tenant.

Upon Landlord's election to build additional improvements, Landlord and Tenant shall enter into an amendment to this Lease, in form and substance reasonably satisfactory to Landlord and Tenant, providing for:

            a. Maintenance of all common areas by Landlord;

            b. Procurement by Landlord of the insurance provided for in Section 17 of this Lease;

            c. Payment of Taxes, as provided for in Section 13 of this Lease, by Landlord;

            d. Payment by Tenant to Landlord of a prorata share of all common area maintenance costs, insurance costs and Taxes.


                  1.5 Option to Renew. Tenant shall have four (4) five (5) year renewal options with nine (9) months prior written notice of renewal. The renewal terms will commence upon completion of the initial lease term (as extended by exercising expansion options). The base rent for each renewal term shall be equal to the previous base rent multiplied by three percent (3%) annual (simple - not compounded) increase since the last base rent increase. Renewal options will cover the initial space as well as any expansion spaces. In any event, any option to renew shall not lapse until such time as Landlord shall have given Tenant written notice of the expiration of such option and Tenant shall have failed to exercise such option within ten days after receipt of such written notice.

            2. Basic Rent.

                  2.1. Basic Rent. Net basic rental ("Basic Rent") shall be payable during the Fixed Term in the amounts and at the times specified on Exhibit C hereto. Basic rent for any partial month during the term of this Lease shall be prorated based on a fraction, the numerator of which is the number of days during such month included within the term hereof and the denominator of which is the total number of days in such month.

                  2.2. Basic Rent Net; Manner of Payment. The Basic Rent and all other sums payable to Landlord hereunder shall be payable in such currency of the United States of America as at time of payment shall be legal tender for the payment of public and private debts and shall be paid to Landlord at Landlord's address set forth above or to such other person or address as Landlord from time to time may designate. The Basic Rent shall be net to Landlord so that this Lease shall yield to Landlord the full amount of the installments of Basic Rent throughout the term of this Lease without deduction or setoff, except as expressly set forth herein.

                  2.3. Development Agreement. Landlord is a party to or will enter into that certain Development Agreement approved by the City Council of the City of Brooklyn Park, pursuant to which the City of Brooklyn Park has or will execute a Tax Increment Note (as that term is defined in the Development Agreement). Provided Tenant is not then in default, Landlord hereby assigns, conveys, and transfers unto Tenant all of Landlord's right, title, and interest to the Payment Amounts (as defined in said Note) to be made by the City of Brooklyn Park to Landlord pursuant to said Development Agreement and Note. Landlord shall execute a financing statement or other comparable instrument in favor of Tenant evidencing the foregoing assignment. In the event the City of Brooklyn Park is unable or unwilling to deliver the Payment Amounts directly to Tenant, Landlord hereby covenants that, within seven (7) Business Days after receipt of each of the Payment Amounts in collected funds, Landlord shall make a payment to Tenant equal to the Payment Amount received by Landlord.

            3. Additional Rent. Tenant will also pay, from time to time as provided in this Lease or on demand of Landlord, as additional rent (the "Additional Rent") (a) all other amounts, liabilities and obligations that Tenant herein assumes or agrees to pay, and (b) interest at the rate of two hundred basis points over the reference or base rate published from time to time by First Bank National Association, Minneapolis, Minnesota ("Default Rate") per annum on such of the foregoing amounts, liabilities and obligations as are payable by Tenant that are not paid when due or within fifteen (15) days thereafter and that Landlord shall have paid on behalf of Tenant, from the date of payment thereof by Landlord until paid by Tenant and on all overdue installments of Basic Rent and other sums payable under this Lease, from the due date thereof until payment.

            4. Net Lease; No Counterclaim, Abatement, etc. Except as otherwise set forth herein, this Lease is a net lease, and the Basic Rent, Additional Rent and all other sums payable hereunder shall be paid without setoff or deduction. Except as otherwise expressly provided in this Lease, Tenant shall at all times remain bound by this Lease and shall at all times remain obligated to pay the stated rentals required by this Lease. Except as specifically set forth herein to the contrary, Tenant shall in no event have any right to terminate this Lease.

            5. Condition and Use of Property. Tenant upon acceptance of possession acknowledges that Tenant will be fully familiar with the physical condition of the Property and has received the same in good and clean order and condition, and that the Property complies in all respects with all requirements of this Lease, except for (i) latent defects and (ii) defects or conditions of which Tenant shall have given written notice to Landlord within thirty (30) days after the Commencement Date. Tenant may use the Property for any office, warehouse, manufacturing or other purposes allowed by applicable zoning ordinances and will not do or permit any act or thing that is contrary to any Legal Requirement or Insurance Requirement, or that may materially impair the value or utility of the Property or any part thereof, or that constitutes a public or private nuisance or waste of the Property or any part thereof.

            Landlord shall make available for Tenant's benefit: (i) all warranties concerning the Improvements or any part thereof, including, without limitation, all electrical, plumbing, mechanical, heating and air conditioning systems, and components thereof; (ii) the warranty of Ryan Companies US, Inc., the general contractor, that the Improvements conform to the requirements of the plans and specifications and the general contract, which warranty shall run for a period of not less than two (2) years after completion of the Improvements and, with respect to all utility lines serving the Property (from the property line to the exterior of the Building), shall run for a period of not less than four (4) years after completion of the Improvements. Such warranties shall be assigned by Landlord to Tenant in the event Tenant purchases the Property from Landlord prior to the expiration of any of the foregoing warranties.

            6. Maintenance and Repairs. Tenant at its expense will keep the Property and the adjoining sidewalks, curbs, and all means of access to the Property in good and clean order and condition, subject to ordinary wear and tear, and will promptly, at its own expense, make all necessary or appropriate repairs, replacements and renewals thereof, whether interior or exterior, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be at least equal in quality, utility and class to the original condition of the Property. Except as set forth in Section 24(g), Tenant waives any right created by any law now or hereafter in force to make repairs to the Property at Landlord's expense. Landlord shall have no obligation to repair, rebuild or maintain the Property, except as set forth below.

            Landlord shall be solely responsible, at its expense, for all necessary repairs and/or replacements of the roof, foundation, walls and other related structural components of the Improvements, except only for such repairs and/or replacements caused by Tenant's negligence, willful misconduct or failure to perform its routine maintenance as herein provided.

            7. Alterations and Additions, etc. Tenant at its expense may make reasonable alterations of and additions to the Improvements or any part thereof; provided, however, that any such alteration or addition (a) shall not change the general character of the Improvements located on the Property, or reduce the fair market value of any such Improvements immediately before such alteration or addition (assuming the Property was then being maintained in accordance with the terms of this Lease), (b) shall be effected with due diligence, in a good and workmanlike manner and in compliance with all Legal Requirements, Insurance Requirements and the provisions of Section 14 hereof, and (c) shall be fully paid for by Tenant upon its construction or installation on the Property. All alterations of and additions to the Improvements, other than Tenant's Equipment, shall immediately become the property of Landlord and shall constitute a part of the Property.

            8. Tenant's Equipment. All Tenant's Equipment shall be the property of Tenant. Tenant will immediately repair at its expense all damage to the Property caused by any removal of Tenant's Equipment therefrom, whether effected by Tenant or Landlord.

            9. Utility Services. Tenant will pay or cause to be paid all charges of any nature for utilities, communications and other services rendered at the Property, subsequent to the Commencement Date.

            10. No Claims Against Landlord, etc. Nothing contained in this Lease shall constitute any consent or request by Landlord or any Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord or any Mortgagee in respect thereof.

            11. Indemnifications. Except to the extent that any of the following shall result from any intentional act or omission of Landlord, its agents, employees, or contractors, Tenant shall indemnify and save harmless Landlord against all claims, costs, liability, damage or other expense, including attorneys' fees, which may be imposed upon, incurred by, or asserted against Landlord by reason of all or any of the following: (i) any death, damage or injury to persons or property occurring in or on the Property, or arising out of Tenant's activities on the Property; (ii) any negligence on the part of Tenant, its agents, contractors, licensees or invitees; (iii) any litigation commenced by or against Tenant to which Landlord is made a party without any fault on the part of Landlord; and (iv) any failure on the part of Tenant to perform or comply with any covenant or agreement required to be performed or complied with by Tenant hereunder.

            Except the extent that any of the following shall result, in whole or in part, from the negligent or intentional acts or omissions of Tenant or its agents, employees, contractors, licensees or invitees, Landlord agrees to indemnify and hold Tenant harmless from any and all claims, costs, liability, damage or other expense, including attorneys' fees, which may be imposed upon, incurred by or asserted against Tenant by reason or all or any of the following:
(i) any death, damage or injury to persons or property occurring or on the Property, if and to the extent the same is caused by the negligence or willful acts of Landlord, its agents, contractors or employees, (ii) any litigation commenced by or against Landlord to which Tenant is made a party without any fault on the part of Tenant, and (iii) any failure on the part of Landlord to perform or comply with any covenant or agreement required to be performed or complied with by Landlord hereunder.

            12. Inspection, etc. Landlord and its authorized representatives may enter the Property at all reasonable times (provided that no such entry shall be made without reasonable advance notice or shall unreasonably interfere with the conduct of Tenant's business) for the purpose of (a) inspecting the same, (b) exhibiting the Property for the purpose of sale or mortgage or other financing,
(c) at any time within six (6) months prior to the expiration of the term of this Lease, exhibiting the Property for the purpose of leasing same, and (d) at any time after Tenant shall have abandoned the Property, displaying thereon advertisements for sale or letting. Landlord shall not have any duty to make any such inspection and shall not incur any liability or obligation for not making any such inspection. No such entry shall constitute an eviction of Tenant.

            13. Payment of Taxes, etc. Subject to the provisions of Section 16 hereof, Tenant will pay, promptly as and when the same shall become due and payable all "Taxes" relating to the Property payable during the term of the Lease. For purposes hereof, the term "Taxes" shall include all real estate taxes, assessments for public improvements levied against the Property after the date hereof, all public and governmental charges constituting a lien against the Property or which are otherwise in the nature of a tax on real property. The term "Taxes" shall expressly exclude any estate, inheritance, succession, capital levy, corporate franchise, gross receipts, transfer or income tax of Landlord, or any tax on rentals, unless, as to taxes on rentals, such tax is imposed on owners of real property only and is in the nature of, or in substitution for, a tax on real property. Tenant will furnish to Landlord, upon request, official receipts or other proof reasonably satisfactory to Landlord evidencing payment of any Taxes in accordance with the requirements of this
Section 13. Landlord represents and warrants that, as of the date hereof, there are no special assessments levied or pending with respect to the Property and the Landlord has not received notice of any proposed public improvements which may result in a special assessment against the Property. Landlord shall provide to Tenant with all reasonable diligence copies of any notices from any applicable governmental authority of any proposed public improvements which may result in a special assessment against either the Property or the Expansion Area.

            14. Compliance with Legal and Insurance Requirements, Instruments. Subject to the provisions of Section 16 hereof, Tenant at its expense will promptly (a) comply with all Legal Requirements and Insurance Requirements, and
(b) procure, maintain and comply with all permits, licenses and other authorizations required for any use of the Property. Alterations to the Property or any Improvement required by governmental authorities based on Legal Requirements which relate to real property generally (and not just Tenant's particular use of the Property) shall be performed by Landlord at its cost, in a good and workmanlike manner with as little interference with Tenant's operations as reasonably possible. The cost of such improvements shall be amortized over the reasonable useful life thereof, as determined either by mutual agreement between Landlord and Tenant or by an independent accountant reasonably acceptable to Landlord and Tenant. All labor and materials in connection with such alterations shall be competitively bid.

            After completion of such alterations, each monthly installment of Basic Rent hereunder shall be increased by an amount necessary to amortize Landlord's actual cost of constructing such alterations over the useful life thereof, prorated based on a fraction the numerator of which is the number of remaining calendar months in the Lease term and the denominator of which is a total number of calendar months in the useful life of the alteration.

            15. Liens, Easements, etc. Tenant will not directly or indirectly create or permit to be created or to remain, and will discharge, any mortgage, lien, or encumbrance with respect to the Property or any part thereof or Tenant's interest therein, or the Basic Rent, Additional Rent or any other sum payable under this Lease; provided, however, that the foregoing shall not be applicable in connection with any mortgage, lien or encumbrance created or caused by Landlord.

            16. Permitted Contests. Tenant at its expense may contest by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Taxes or lien therefor or any Legal Requirement or Insurance Requirement or the application of any instrument of record affecting the Property or any part thereof or any claims of mechanics, materialmen, suppliers or vendors or lien therefor, and, if permitted by law, may withhold payment of the same pending such contest; provided, however, that (a) such proceedings shall suspend the collection thereof from Landlord, the Property and any sums payable hereunder, (b) neither the Property nor any part thereof or interest therein (or any sums payable hereunder) would be in any danger of being sold, forfeited or lost, nor would the use or occupancy of the Property (or any part thereof) be adversely affected, (c) Landlord shall not be in any danger of any civil or criminal liability by reason thereof and neither the Property nor any part thereof or interest therein (or any sums payable hereunder) would be subject to the imposition of any lien as a result of such failure, and (d) Tenant shall have either (i) paid the disputed amount under protest, or (ii) furnished to Landlord such security as Landlord may deem reasonably necessary to insure the ultimate payment of the contested amount and to prevent the forfeiture of any sums payable to Landlord or any Mortgagee hereunder. Tenant shall give prompt written notice to Landlord of the commencement of any contest referred to in the preceding sentence, providing a reasonably detailed description thereof, and Landlord shall, at no substantial cost to Landlord, cooperate with Tenant with respect to any such contest. Tenant agrees that each such contest shall be promptly prosecuted to final conclusion, and Tenant shall indemnify and save Landlord and any Mortgagee harmless from and against any and all losses, judgments, decrees and costs (including, without limitation, reasonable attorneys' fees and expenses) incurred and payable during the term of this Lease. Tenant agrees that it will, promptly after final determination of each such contest, fully pay and discharge the amounts which shall finally be levied, assessed, charged or imposed or determined to be payable, together with all penalties, fines, interest, costs and expenses incurred in connection therewith, and perform all acts the performance of which shall be finally ordered or decreed as a result thereof.

            17. Insurance.

                  17.1. Risks to be Insured. Tenant, at its expense, will maintain with insurers authorized to issue insurance in the State of Minnesota and having an A.M. Best rating of "A" or better or otherwise approved by Landlord and any Mortgagee (a) insurance with respect to the Improvements against loss or damage by fire, lightning and other risks from time to time included under "all-risk" policies and against loss or damage by sprinkler leakage, water damage, collapse, vandalism and malicious mischief, in amounts sufficient to prevent Landlord and Tenant from becoming co-insurers of any loss under the applicable policies, and in any event in amounts not less than 100% of the actual replacement cost of the Improvements (initially determined as of the date on which such insurance is originally issued, and subsequently re-determined on the basis on an annual review of the actual replacement cost of the Improvement), as determined at the request of Landlord (such insurance shall also include at least nine (9) months rental loss coverage), (b) comprehensive general liability insurance against claims arising out of or connected with the possession, use, leasing, operation or condition of the Property in such amounts as are usually carried by persons operating similar properties in the same general locality but in any event with a combined single limit of not less than $3,000,000 for all claims with respect to property damage and personal injury and death with respect to any one occurrence, (c) explosion insurance in respect of any steam and pressure boilers and similar apparatus located on the Property in amounts not less than those required by subdivision (b) above, (d) in the event that the Property shall at any time be used as anything other than for office and warehouse purposes and manufacturing purposes of a nature consistent with Tenant's current business, such other insurance against such risks and in such amounts as is customary and as Landlord shall reasonably request. In addition, during any period of repair, alteration or addition to the Property, Tenant shall obtain and keep in effect Builder's Risk insurance in such amounts as Landlord shall reasonably request. Tenant may effect any insurance not required by this Lease, but any such insurance effected by Tenant on the Property shall be for the benefit of Landlord, Tenant and any Mortgagee, as their interests may appear, and shall be subject to all of the provisions of
Section 17.2 hereof. The insurance required under this Section 17.1 may be subject to a deductible in an amount not exceeding $10,000.00 and may be effected under a blanket policy or policies covering the Property and other property and assets not constituting part of the Property; provided, however, that any such policy shall specify the portion of the total coverage of such policy or policies that is allocated to the Property and shall, in all other respects, comply with the requirements of this Section 17.

                  17.2. Policy Provisions. All insurance maintained by Tenant pursuant to Section 17.1 hereof shall (a) name Landlord (individually and as a fiduciary), Tenant and any Mortgagee as insured parties, (b) provide that all insurance proceeds for losses of less than $100,000 shall, except in the case of comprehensive general liability insurance be adjusted by and be payable to Tenant to be used by Tenant, to the extent necessary, for Restoration, (c) provide that all insurance proceeds for losses of $100,000 or more shall (except in the case of comprehensive general liability insurance and workers' compensation insurance) be adjusted by Landlord and Tenant jointly and shall be payable to any Mortgagee by means of a standard mortgagee loss payable endorsement (or to Landlord, if there is not Mortgagee), to be held in trust pursuant to the terms of this Lease, (d) provide that if all or any part of such policy is canceled, terminated or expires, the insurer will forthwith give notice thereof to each named insured party and loss payee and that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least 30 days after delivery to each named insured party and loss payee of written notice thereof, and (e) be reasonably satisfactory in all other respects to Landlord and any Mortgagee.

                  17.3. Delivery of Policies; Insurance Certificates. Tenant will deliver to Landlord and any Mortgagee the originals of all insurance policies (or, in the case of blanket policies, certificates thereof) and any amendments or supplements thereto with respect to the Property that Tenant is required to maintain pursuant to this Section 17, together with evidence as to the payment of all premiums then due thereon, and not later than 30 days prior to the expiration of any policy, a certificate of the insurer evidencing the replacement or renewal thereof.

                  17.4. Waiver of Subrogation. Landlord and Tenant hereby agree to the extent that a loss is covered by insurance (or is required to be insured against hereunder) each hereby waives any and all rights of recovery against the other for any loss or damage to the Property or any Improvements or the contents contained therein, for loss of income on account of fire or other casualty, or for injury sustained on the Property or any Improvements; and each parties' aforesaid policies or insurance shall contain appropriate provisions recognizing this mutual release and waiving all rights of subrogation by the respective insurance carriers.

            18. Hazardous Materials. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Property any such materials or substances except to use in the ordinary course of Tenant's business. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C.
Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Property and only if and to the extent Landlord has a reasonable basis to believe that a material release has occurred on or about the Property in violation of Environmental Laws which has not been reported by Tenant to the Minnesota Pollution Control Agency (the "MPCA"). In any event, Landlord shall give Tenant at least fifteen (15) days prior written notice of its intent to conduct such testing, identifying the suspected release. If Tenant reports the suspected release in writing to the MPCA during such fifteen (15) day period, Tenant shall not be responsible for the cost of tests undertaken by Landlord relating thereto. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Property. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Property occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Lease Term.

            Landlord warrants that, to the best of its knowledge the Property is, as of the date of this Lease, free of hazardous substances and materials. Landlord shall indemnify Tenant from any and all damages, liabilities, costs and expenses (including without limitation reasonable attorney's fees), paid or incurred by Tenant as a result of the release of hazardous materials on the Property occurring prior to Tenant's possession.

            19. Damage to or Destruction of Property.

                  19.1. Tenant to Give Notice. In case of any damage to or destruction of the Improvements located on the Property (or any part of such Improvements), the Restoration of which is reasonably estimated to cost more than $100,000.00, Tenant will promptly give notice thereof to Landlord, generally describing the nature and extent of such damage or destruction and setting forth Tenant's best estimate of the cost of Restoration.

                  19.2. Restoration. In case of any damage to or destruction of the Improvements located on the Property (or any part of such Improvement), other than a Total Destruction, Tenant, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its expense will promptly commence and complete (subject to Unavoidable Delays) Restoration of such Improvements.

                  19.3. Total Destruction. In case of (a) the destruction during the last two years of the Fixed Term of all of the Improvements located on the Property, or (b) the destruction during the last two years of the Fixed Term of such a substantial part of the Improvements located on the Property that, in the good faith judgment of the Board of Directors of Tenant, Restoration of such Improvements is not economically feasible (any such destruction being hereinafter referred to as a "Total Destruction"), Tenant may, by notice to Landlord given within 60 days after the date of such destruction, terminate this Lease.

                  In the event of such termination of this Lease by the Tenant as a result of such Total Destruction, the obligation of the Tenant to pay Basic Rent and all other obligations of the Tenant hereunder shall be prorated as of the date of termination. The Tenant agrees that, upon termination of this Lease by Tenant as aforesaid, all insurance proceeds with respect to the Property and the Improvements shall be automatically assigned and paid over solely to the Landlord and the Tenant shall have no right, title or interest in the same.

                  19.4. Application of Insurance Proceeds. Tenant hereby irrevocably assigns to Landlord any compensation or insurance proceeds to which Tenant may become entitled by reason of Tenant's interest in the Property if the Property or any part thereof is damaged or destroyed by fire or other casualty. Any compensation or insurance payment of more than $100,000 shall be paid to and held in trust and applied in accordance with Section 19.2 or 19.3 hereof, as the case may be, by Mortgagee or, if there is no Mortgagee or if Mortgagee does not require that it hold such compensation, by Landlord; provided, however, that any such compensation or insurance payment which is not in excess of $100,000 shall be paid directly to Tenant (if no Event of Default than exists hereunder) and shall be expended by Tenant in connection with the Restoration of the Property (with the balance of such proceeds, if any, being retained by Tenant upon the completion of such Restoration).

            20. Taking of Property.

                  20.1. Tenant to Give Notice; Assignment of Awards, etc. In case of a Taking, or the commencement of any proceedings or negotiations that might result in a Taking, in respect of which the Restoration of the Property is reasonably estimated to cost more than $10,000, Tenant will promptly give notice thereof to Landlord, generally describing the nature and extent of such Taking or the nature of such proceedings or negotiations and the nature and extent of the Taking that might result therefrom. Except as Tenant claims as described in
Section 20.4b, Tenant hereby irrevocably assigns, transfers and sets over to Landlord all rights of Tenant to any award or payment on account of any Taking of Tenant's Leasehold and irrevocably authorizes and empowers Landlord, with full power of substitution, in the name of Tenant or otherwise, to file and prosecute what would otherwise be Tenant's claim for any such award or payment and to collect, receipt for and retain the same.

                  20.2. Partial Taking. In the case of a Taking other than a Total Taking, (a) this Lease shall remain in effect as to the portion of the Property remaining immediately after such Taking, with an equitable abatement or reduction of Basic Rent, Additional Rent or any other sum payable hereunder, and without any change or reduction in the amount of insurance required pursuant to
Section 17 hereof, and (b) Tenant, whether or not the awards or payments, if any, on account of such Taking shall be sufficient for the purpose, at its expense will promptly commence and complete (subject to Unavoidable Delays) Restoration of the Property, except for any reduction in area of the Property caused by such Taking; provided, however, that in case of Taking for temporary use ("Temporary use" being defined for all purposes herein as any taking for less than nine consecutive months) Tenant shall not be required to effect any Restoration until such Taking is terminated. In the event of any taking, Taking other than a Total Taking (as a result of which this Lease is not terminated), Basic Rent payable hereunder shall be equitably reduced.

                  20.3. Total Taking. In case of the Taking during the Fixed Term of the Property in its entirety (or all of the Improvements located thereon) or the Taking during the Fixed Term (other than for temporary use) of such a substantial part of the Property (or the Improvements located thereon) that, in the good faith judgment of the Board of Directors of Tenant, either (a) the portion of the Property (or the Improvements located thereon) remaining after such Taking is (and after Restoration would be) unsuitable for use by Tenant in the operation of its business, or (b) Restoration of the Property (or the Improvements located thereon) is not economically feasible, this Lease shall terminate as of the date of such Taking.

                  In the event of the termination of this Lease as a result of any such Taking, the Tenant hereby releases all right, title, claim and interest in and to any award or payments received or payable as a result of any such Taking of the Improvements and/or the Property, except that the Tenant shall be entitled to any separate award for the loss of its trade fixtures or equipment or moving allowances, if any such separate award is made.

                  20.4. Application of Awards, etc. All awards and payments received by or payable to Landlord on account of a Taking (less the actual costs, fees and expenses incurred in connection with the collection thereof, for which the Person incurring the same shall be reimbursed from such award or payment, together with any interest or other income earned on such awards from the investment thereof and any other interest paid on such awards prior to disbursement hereunder) shall be paid to and held in trust and applied in accordance with this Lease by Mortgagee, or, if there is no Mortgagee or if Mortgagee does not require that it hold such award, by Landlord, and shall be applied or dealt with as follows:

                  (a) All such awards and payments actually received on account of a Taking (other than a Total Taking) shall be applied as follows:

                         (i) Subject to subparagraph (ii) below, such awards
and payments shall be applied to pay the cost of the Restoration of the Property, such application to be effected substantially in the same manner and subject to the same conditions as provided in paragraph (a) of Section 19.4 hereof with respect to insurance proceeds; provided, however, that in case the total amount of such awards and payments shall not exceed $50,000, such awards and payments shall be paid over to Tenant, if no Event of Default then exists hereunder, upon Tenant's request and without compliance with any of such conditions.

                         (ii) In case of a Taking for a temporary use, such
awards and payments shall be paid to Tenant and there shall be no abatement in Tenant's obligation to pay Basic Rent and Additional Rent hereunder during the period of such temporary use; provided, however, that if any portion of such awards and payments is made by reason of any damage to or destruction of the Property (or the Improvements thereon) during such Taking for temporary use, such portion shall be held and applied as provided in subparagraph (i) above after such Taking is terminated.

                         (iii) The balance, if any, of such awards and payments
not required to be held or applied in accordance with subparagraphs (i) and (ii) above, shall be paid to Landlord following completion of the Restoration.

                  (b) All such awards and payments received by or payable to Landlord on account of a Total Taking with respect to the Property (or the Improvements thereon) during the Fixed Term or any Extended Term shall, as contemplated by Section 20.3 hereof, be paid over or assigned to Landlord; provided, however, that Tenant shall be entitled to submit claims for, and retain any separate awards to Tenant based on: (i) its moving expenses, (ii) any unamortized value of any leasehold improvements paid by Tenant, and (iii) any loss to Tenant based on the difference between the Basic Rent payable hereunder (including any renewal Term hereof available to Tenant under Section 1.5 hereof) and the reasonable cost for comparable replacement space over the same period.

            21. Certificate as to No Event of Default, etc.; Financial Statements, etc.

                  21.1. Certificate of Tenant as to No Event of Default, etc. Tenant will deliver to Landlord within 10 days following Landlord's request therefor (but in no event more often than three times in any twelve-month period), (a) a Certificate of Tenant stating (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the modifications),
(ii) the date to which the Basic Rent has been paid and that all Additional Rent payable on or before the date of such Certificate has been paid, and (iii) that no Event of Default exists hereunder, or, if any such Event of Default exists, specifying the nature and period of existence thereof and what action Tenant is taking or has taken with respect thereto, and (b) such information with respect to Tenant and the Property or any part thereof as from time to time may reasonably be requested.

                  21.2. Certificate of Landlord. Within 10 days following Tenant's request therefor, but in no event more often than three times in any twelve-month period (which request shall (i) state that it is made pursuant to this Section 21.2 and that Tenant proposes, pursuant to Section 23.1 hereof, to assign its interest in this Lease or sublet a portion of the Property to a Person identified in such request, and (ii) be accompanied by a copy of this Lease and each modification hereof or amendment hereto, if any, to and including the date of such request, and a Certificate of Tenant stating that such copies are true, correct and complete copies of this Lease and of all such modifications and amendments), Landlord will deliver to Tenant a Certificate of Landlord stating (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the modifications), (b) the date to which Basic Rent has been paid hereunder and (c) whether or not an Event of Default has been declared by Landlord hereunder, it being agreed that (and any such Certificate shall state that) no rights or remedies of Landlord hereunder or otherwise resulting from any condition, event or circumstance that would entitle Landlord to declare an Event of Default (and with respect to which condition, event or circumstance no Event of Default has been declared on or before the date of such Certificate) shall be waived, impaired or diminished in any respect by reason of any such Certificate or any statement made therein. No failure of Landlord to deliver any such Certificate shall release, discharge or otherwise affect any of Tenant's or Landlord's rights or obligations hereunder.

                  21.3. Financial Statements. Tenant will deliver to Landlord as soon as reasonably possible, and in any event within 120 days after the close of each fiscal year of Tenant, a copy of (i) the consolidated balance sheet of Tenant as of the end of such fiscal year, (ii) consolidated statements of income and shareholders' equity for Tenant with respect to such fiscal year, and (iii) consolidated statements of changes in financial position for Tenant with respect to such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except for any changes required by the Financial Accounting Standards Board and other changes consistent with generally accepted accounting principles) and accompanied by an opinion of independent public accountants of recognized national standing.

            22. Right of Landlord to Perform Tenant's Covenants, etc. If Tenant shall fail to make any payment or perform any act required to be made or performed by it hereunder, Landlord, upon not less than thirty (30) days notice (five (5) business days as to payment of rent) to Tenant (except in cases of emergency that threaten bodily injury or material property damage), but without waiving or releasing any obligation or default, may make such payment or perform such act for the account and at the expense of Tenant, and may enter upon the Property and the Improvements or any part thereof for such purpose and take all such action thereon as, in the opinion of Landlord, may be necessary or appropriate therefor. No such entry shall constitute an eviction of Tenant. All reasonable payments so made by Landlord and all reasonable costs and expenses (including, without limitation, attorneys' fees and expenses) incurred in connection therewith or in connection with the performance by Landlord of any such act shall constitute Additional Rent hereunder.

            23. Assignments, Subleases, Mortgages, etc.

                  23.1. Assignments, Subleases, etc. by Tenant. If no Event of Default shall have occurred and be continuing Tenant may, after obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned, at any time, sublet the Property or any part thereof, and may assign its interest in this Lease; provided, however, that (a) Tenant shall deliver to Landlord a fully executed counterpart of each such sublease or assignment promptly after execution thereof, and (b) no assignment, whether by operation of law, consolidation, merger, a sale of stock or otherwise, shall be effective prior to the execution by the assignee and delivery to Landlord of an instrument, reasonably satisfactory in form and substance to Landlord, assuming all of the obligations of Tenant under this Lease. No assignment or sublease made as permitted by this Section 23.1 shall affect or reduce any obligations of Tenant or any rights of Landlord hereunder, and all obligations of the Tenant originally named hereunder shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety, to the same extent as though no assignment or subletting had been made. However, an assignment of the Lease will be allowed in the event Tenant is acquired or merged with, or its assets are acquired by, another company who's then combined net worth is equal to or greater than Tenant's, but in no event, less than Tenant's tangible net worth as of August 1, 1996.

                  23.2. Assignments, Mortgages, etc. by Landlord. The interest of Landlord in this Lease and in and to the Property or any part thereof may, at any time and from time to time, be sold, conveyed, assigned or otherwise transferred, without the prior written consent of Tenant, and upon any sale or conveyance of the Property as an entirety or any assignment or other transfer (other than for the purpose of securing indebtedness) by any party lessor of its interest in this Lease and in and to the Property, such party lessor shall be completely relieved of and from any and all obligations not theretofore accrued or arisen (i.e., not based on events theretofore occurring or conditions theretofore existing) under this Lease or otherwise with respect to the Property, and such party lessor shall have no further obligations whatsoever to any party lessee, except to the extent that any such obligation accrued or arose prior to the date of such sale, conveyance, assignment or transfer, and Tenant shall thereupon look only to the then owner of Landlord's estate in the Property for the performance of any obligations of Landlord hereunder. Landlord may also from time to time mortgage or assign, by way of pledge or otherwise, any or all of the rights, in whole or in part, of Landlord under this Lease to any Person as security for the indebtedness or other obligations of Landlord. From and after any such mortgage or assignment and to the extent provided in the instrument effecting such mortgage or assignment, (a) such Mortgagee may enforce any and all of the terms of this Lease to the extent so assigned as though such Mortgage had been a party hereto to the extent the Mortgagee assumes in writing the obligations of Landlord hereunder and (b) a copy of all notices, demands, consents, approvals and other instruments given by Tenant hereunder shall also be delivered to such Mortgagee, if such Mortgagee shall have provided Tenant with written notice of its address for such purposes. No such assignment shall limit or restrict Tenant's rights hereunder.

            24. Events of Default; Termination. If any one or more of the following events ("Events of Default") shall occur (whatever the reason therefor, and whether voluntary or involuntary or by operation of law or pursuant to or in compliance with any judgment, decree or order of any court of any rule or regulation of any administrative or governmental body):

                  (a) if Tenant shall fail to pay any installment of Basic Rent or Additional Rent, or other sum required to be paid by Tenant hereunder on the date the same becomes due and payable and such failure continues for more than five (5) Business Days after written notice of such failure has been provided to Tenant by Landlord; or

                  (b) if Tenant shall fail to perform or comply with any term of this Lease (other than those referred to in clause (a) above) or any term of any instrument related hereto pursuant to which Tenant undertakes obligations or makes agreements for the benefit of Landlord or any Mortgagee and, in any such case, such failure shall continue for more than 30 days after an Officer of Tenant received notice (from any source) or otherwise obtains knowledge of such non-performance or noncompliance; provided, however, that in the case of any such failure that is susceptible of being cured but that cannot with diligence be cured within such 30-day period, if Tenant shall promptly commence to cure the same and shall thereafter prosecute the curing thereof with diligence, the period within which such failure may be cured shall be extended for such further period as shall be necessary for the curing thereof with diligence; or

                  (c) if any material representation or warranty made by Tenant herein, in any document or certificate furnished by Tenant or any Mortgagee in connection herewith or therewith or pursuant hereto or thereto, or any material representation or warranty made by Tenant in any assignment or reassignment by Landlord of this Lease shall be incorrect in any material respect as of the date when made; or

                  (d) if the Property or the Improvements shall be abandoned and without maintenance and security; or

                  (e) if Tenant shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                  (f) if an involuntary case or other proceeding shall be commenced against Tenant seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undischarged and unstayed for a period of 90 days, or if an order for relief shall be entered against Tenant under the federal bankruptcy laws as now or hereafter in effect; then, and in any such event, Landlord may at any time thereafter, during the continuance of any such Event of Default, give a written termination notice to Tenant specifying a date (not less than five days from the date on which such notice is given) on which this Lease shall terminate, and, on such date, subject to the provisions of Section 26 hereof relating to the survival of Tenant's obligations hereunder, the term of this Lease shall terminate by limitation and all rights of Tenant under this Lease shall cease. All reasonable costs and expenses incurred by or on behalf of Landlord (including, without limitation, attorneys' fees and expenses) occasioned by any default by Tenant under this Lease shall constitute Additional Rent hereunder.

                  (g) Landlord's Default. Any of the following occurrences, conditions or act of Landlord shall constitute a "Landlord Default": (a) Landlord's failure to make any payments of money due Tenant hereunder within ten
(10) days after the receipt of written notice from Tenant that same is overdue; or (b) Landlord's failure to perform any nonmonetary obligation of Landlord hereunder within thirty (30) days after receipt of written notice from Tenant to Landlord specifying such default and demanding that the same be cured; provided that, if such default cannot with due diligence be wholly cured within such thirty (30) days, Landlord shall have such longer period as may be reasonably necessary to cure the default, so long as Landlord proceeds promptly to commence the cure of same within such thirty (30) day period and diligently prosecutes the cure to completion and provided further that in the case of any emergency, Tenant shall be required to give only such notice as is reasonable under the circumstances.

Upon the occurrence of a Landlord Default, at Tenant's option, in addition to any other remedies which it may have, and without its actions being deemed a cure of Landlord's default. Tenant may (i) pay or perform such obligations and offset Tenant's reasonable and actual cost of performance, plus interest at the Default Rate, against the rent and other charges due Landlord hereunder unless, by written notice to Tenant given within ten (10) days after receipt of notice of default from Tenant, Landlord contests whether a Landlord Default has occurred or is continuing, in which case such right of offset shall only be effective if final, non-appeal judgment against Landlord shall have been entered by a court of competent jurisdiction; or (ii) sue for damages.

            25. Repossession, etc. If an Event of Default shall have occurred and be continuing, Landlord, whether or not the term of this Lease shall have been terminated pursuant to Section 24 hereof, may enter upon and repossess the Property or any part thereof by legal process, summary proceedings, ejectment or otherwise, and may remove Tenant and all other persons and any and all property therefrom. Landlord shall be under no liability for or by reason of any such entry, repossession or removal, except to the extent Landlord, its agents, employees or contractors, shall be negligent or shall engage in willful misconduct in connection therewith.

            26. Survival of Tenant's Obligations; Damages.

                  26.1. Termination of Lease Not to Relieve Tenant of Obligations. No termination of Tenant's right to possession of the Property (without termination of the Lease) pursuant to Section 24 hereof, and no repossession of the Property or any part thereof pursuant to Section 25 hereof or otherwise, and no reletting of the Property, shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination of possession, repossession or reletting.

                  26.2. Current Damages. In the event of termination of Tenant's right to possession of the Property (without termination of the Lease), Tenant will pay to Landlord the Basic Rent and all Additional Rent and other sums required to be paid by Tenant up to the time of such termination, and thereafter Tenant, until the end of what would have been the term of this Lease (including the Fixed Term) in the absence of such termination or repossession, and, whether or not the Property or any part thereof shall have been relet, shall be liable to Landlord for and shall pay to Landlord, as liquidated and agreed current damages for Tenant's default, (a) the Basic Rent and all Additional Rent and other sums that would be payable under this Lease by Tenant in the absence of such termination or repossession, plus, (b) all reasonable expenses directly or indirectly incurred by Landlord in connection with such termination and repossession and any reletting effected for the account of Tenant pursuant to
Section 25 hereof (including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, employees' expenses, interest at the Default Rate on all alteration costs and expenses of preparing for such reletting from the date incurred through the expiration of the then current term of the Lease, less (c) the proceeds, if any, of such reletting. Tenant will pay such current damages monthly on the days on which the Basic Rent would have been payable under this Lease in the absence of such termination, repossession or reletting, and Landlord shall be entitled to recover the same from Tenant on each such day. In the event of such termination of Tenant's right to possession of the Property, Landlord shall make reasonable efforts to mitigate current damages.

                  26.3. Final Damages. At any time after any termination of the Lease pursuant to Section 24 hereof, Landlord shall be entitled to recover from Tenant and Tenant will pay to Landlord on demand, as and for liquidated and agreed final damages beyond the date of such demand, (a) an amount equal to the excess of (i) all past due Basic Rent and Additional Rent plus the present value of all Basic Rent and Additional Rent that would be payable under this Lease from the date of such demand (or, if it be earlier, the date to which Tenant shall have satisfied in full its obligations under Section 26.2 hereof to pay current damages) for what would be the unexpired term of this Lease in the absence of such termination, over (ii) the present value of the fair market rental for the Property at the date of this Lease, which present value shall in each case be determined by the application of a discount factor of 10% per annum.

            27. Litigation Costs. In the event that any litigation or other legal proceeding is instituted by either Landlord or Tenant against the other party hereunder, the prevailing party in such litigation or other legal proceeding (i.e. the party whose position is substantially upheld therein) shall be entitled to reimbursement from the non-prevailing party of any and all costs and expenses., including without limitation reasonable attorney's fees, incurred by such prevailing party in connection therewith.

            28. Remedies Cumulative. Each right, power and remedy of Landlord provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or attempted exercise by Landlord of any one or more of the rights, powers or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all such other rights, powers or remedies.

            29. Modification, Acceptance of Surrender. No modification, termination or surrender to Landlord of this Lease and no surrender of the Property or any part thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Landlord, and no act by any representative or agent of Landlord, and no act by Landlord, other than such a written agreement and acceptance by Landlord, shall constitute an agreement thereto or acceptance thereof.

            30. End of Lease Term. Upon the expiration or earlier termination of this Lease, Tenant, at its expense, shall quit and surrender to Landlord the Property in good order and condition, ordinary wear and tear excepted, and, if requested by Landlord, shall remove, at Tenant's expense, all of Tenant's Equipment therefrom and shall repair, at Tenant's expense, all damage caused by such removal.

            31. Notices, etc. All notices, offers, acceptances, rejections, consents and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or mailed by first class registered or certified mail, postage prepaid, or sent by a nationally recognized overnight courier service, addressed:

            If to Landlord:
            Ryan Companies US, Inc.
            c/o  Ryan Properties, Inc.
            700 International Centre
            900 Second Avenue South
            Minneapolis, Minnesota  55402

            with a copy to:



or at such other address as Landlord shall have furnished to Tenant in writing; and

            If to Tenant:
            Recovery Engineering, Inc.
            2229 Edgewood Avenue South
            Minneapolis, MN 55426
            Attn: Chief Financial Officer

            with a copy to:


            Thomas M. Hart
            Winthrop & Weinstine
            3200 Minnesota World Trade Center
            30 East Seventh Street
            St. Paul MN  55101

or at such other address as Tenant shall have furnished to Landlord in writing.

            32. Short Form or Memorandum. Landlord and Tenant shall execute and deliver a short form or memorandum of this Lease, satisfactory in form and substance to Landlord and Tenant, for recording in the proper office or offices in each of the states in which the Property is located.

            33. Quiet Enjoyment. So long as Tenant shall pay the Basic Rent and Additional Rent and any other sums payable hereunder as the same become due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder, Tenant (and any subtenant of Lease permitted pursuant to the terms of this Lease) shall peaceably and quietly have, hold and enjoy the Property for the term hereof, subject, however, to all the terms of this Lease. Notwithstanding anything contained in this Lease to the contrary, it is specifically understood and agreed that no officer, director or shareholder of Landlord or any Mortgagee shall have any personal liability in respect of any of the terms, covenants, conditions or provisions of this Lease. Nothing contained in this Section 34 shall prohibit Landlord, or any Mortgagee, or their respective authorized representatives, from entering the Property at reasonable times and on reasonable prior notice to inspect the same.

            34. Miscellaneous. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and are intended to be limited to the extent necessary so that they will not render this Lease invalid, illegal or unenforceable under the provisions of any applicable law. If any term of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term shall not be affected thereby. This Lease may be changed, waived, discharged or terminated only by an instrument in writing, signed by each of the parties hereto. Subject to Section 23.2 hereof, this Lease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. This Lease shall be construed and enforced in accordance with and governed by the laws of the State of Minnesota. The headings in this Lease are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Lease may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

            35. Broker Commission. Landlord will pay Tobin Real Estate Company a $175,000 commission for real estate services, payable 1/2 thirty days after lease execution and 1/2 upon commencement of the Lease.

            36. Moving Allowance. Landlord will pay Tenant up to $150,000 moving allowance, payable 1/2 by January 1, 1997 and 1/2 upon occupancy of the space. Such moving allowance shall be amortized over the Lease Term at 10% as additional rent.

            37. Warranty of Title. Landlord warrants to Tenant that, as of the date hereof, Landlord has good and marketable title to the Property and the Expansion Area, subject only to those liens and encumbrances described on Exhibit F attached hereto and incorporated herein.

            38. Definitions. As used in this Lease, the following terms shall have the following respective meanings, applicable both to the singular and plural forms of the terms so defined:

            Additional Rent: the meaning specified in Section 3 hereof.

            Basic Rent: the meaning specified in Section 2 hereof.

            Business Day: any day other than a day on which banking institutions in the State of Minnesota are authorized by law to close.

            Casualty Termination Date: the meaning specified in Section 19.3 hereof.

            Certificate: with respect to any corporation, a certificate of such corporation signed by the President or a Vice President and by the Treasurer, Comptroller, Assistant Treasurer or Assistant Comptroller of such corporation.

            Estoppel Certificate: the meaning specified in Section 21 hereof.

            Event of Default: the meaning specified in Section 24 hereof.

            Fixed Term: the meaning specified in Section 1 hereof.

            Improvements: the meaning specified in Section 1 hereof.

            Indemnified Party: the meaning specified in Section 11 hereof.

            Insurance Requirements: all terms of any insurance policy covering Tenant or covering or applicable to the Property or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the national Board of First Underwriters (or any other body exercising similar functions) applicable to or affecting the Property or any part thereof or any use or condition of the Property or any part thereof.

            Legal Requirements: all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, courts, authorities (including, without limitations, environmental protection, planning and zoning authorities), agencies (and other governmental or quasi-governmental units, whether Federal, state, count, district, municipal, city or other), and any officials and officers thereof, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to Tenant with respect to the Property or to the Property or any part thereof (including any which may apply to the repair, use or maintenance of the Property or any part thereof), or any of the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, or any use or condition of the Property or any part thereof.

            Mortgage: any mortgage or other similar instrument from time to time providing for the assignment as security of Landlord's interest in the Property or this Lease by the holder thereof.

            Mortgagee: the mortgagee under any Mortgage.

            Permitted Exceptions: the exceptions set forth on Exhibit A hereto.

            Person: a corporation, an association, a partnership, an organization, a trust, an individual, a government or political subdivision thereof or a governmental agency.

            Property: the meaning specified in Section 1 hereof.

            Restoration: in case of damage to or destruction of the Property or of the Improvements located thereon, the restoration, replacement or rebuilding of the Property or the Improvements as nearly as possible to its value, condition and character immediately prior to such damage, destruction or Taking, with such alterations and additions as may be made at Tenant's election pursuant to and subject to the conditions of Section 7 hereof, together with any temporary repairs and property protection which may be required pending completion of such work.

            Taking: a temporary or permanent taking by a government or political subdivision thereof or by a governmental agency during the term hereof of all or part of the Property, or any interest therein or right accruing thereto, as the result of or in lieu of or in anticipation of the exercise of the right of condemnation or eminent domain, or a change of grade affecting the Property or any part thereof. Such a taking shall be deemed to have occurred on the date on which Tenant shall be legally required to relinquish possession of the Property.

            Taking Termination Date: the meaning specified in Section 20.3 hereof.

            Taxes: the meaning specified in Section 13 hereof.

            Tenant: Recovery Engineering, Inc., together with any entity or entities succeeding to all or substantially all of the assets of it, by merger or otherwise.

            Tenant's Equipment: the trade fixtures and other similar items of property.

            Total Destruction: the meaning specified in Section 19.3 hereof.

            Total Taking: the meaning specified in Section 20.3 hereof.

            Unavoidable Delays: delays due to acts of God, governmental restrictions, enemy actions, civil commotion, fire, unavoidable casualty, strikes, shortages of supplies or other causes beyond the control of Tenant, but lack of funds shall not be deemed a cause beyond the control of Tenant.

            39. Contingencies to Tenant's Obligations. Notwithstanding anything else contained herein to the contrary, the obligations of Tenant hereunder shall be contingent upon Landlord satisfying all of the following contingencies:

            a) Receipt by Landlord, and delivery to Tenant of copies of all necessary governmental approvals for construction of the Improvements within 60 days of the date of this Lease;

            b) Receipt and approval by the Tenant of the development agreement with the City of Brooklyn Park, including, without limitation, the tax increment financing provisions relating thereto within 60 days of the date of this Lease;

            c) Receipt of a cash payment in the amount of $125,000 from Landlord, as of the Commencement Date; and

            d) Receipt of a non-disturbance agreement, in form and substance reasonably acceptable to the Tenant, from any current Mortgagee within 60 days of the date of this Lease.

            e)    Tenant's legal counsel review of Exhibit F.


            IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed as of the date first set forth above.

Landlord:                                Ryan Companies US, Inc.,

                                         By  /s/Timothy P. McShane
                                             ----------------------------------
                                         Its Vice President
                                             ----------------------------------


Tenant:                                  Recovery Engineering, Inc.

                                         By /s/Chuck F. Karpinske
                                             ----------------------------------
                                         Its Vice President & CFO
                                             ----------------------------------



STATE OF MINNESOTA        )
                          )  SS.
COUNTY OF HENNEPIN        )

            The foregoing was acknowledged before me this 8 day of November, 1996, by Timothy P. McShane, the Vice President of Ryan Companies US, Inc., a Minnesota corporation, on behalf of said corporation.


                                           /s/Susan Demerice Kraemer

                                     [STAMP] SUSAN DEMERICE KRAEMER
                                             NOTARY PUBLIC - MINNESOTA
                                             MY COMMISSION EXPIRES JAN. 31, 2000


STATE OF MN               )
                          )  SS.
COUNTY OF Hennepin        )


            The foregoing was acknowledged before me this 8th day of November, 1996, by Chuck Karpinske, the Vice President & CFO of Recovery Engineering, Inc., a Minnesota corporation, on behalf of said corporation.


                                           /s/Susan Demerice Kraemer

                                     [STAMP] SUSAN DEMERICE KRAEMER
                                             NOTARY PUBLIC - MINNESOTA
                                             MY COMMISSION EXPIRES JAN. 31, 2000




                                    EXHIBIT A

                             Description of Property


NOW KNOWN AS: A portion of Lot 1, Block 1, Northland Park Division 3, according to the recorded plat thereof, Hennepin County, Minnesota.

TO BE PLATTED AS: A portion of Lot 3, Block 1, Northland Park Division 4, according to the recorded plat thereof, Hennepin County, Minnesota, as shown crosshatched on attached Site Plan.



Attachment follows Exhibit A consisting of draftsman drawing of building site, including location of proposed building, parking spaces, streets and utility easements.



                                    EXHIBIT B

Outline Specification for the Design And Construction of Recovery Engineering, Inc., dated October 22nd, 1996.



                                    EXHIBIT B


                            OUTLINE SPECIFICATION FOR

                         THE DESIGN AND CONSTRUCTION OF

                           RECOVERY ENGINEERING, INC.

                                  NEW FACILITY

                            BROOKLYN PARK, MINNESOTA



PREPARED BY:
RYAN CONSTRUCTION COMPANY OF MINNESOTA, INC.
OCTOBER 22, 1996




                                TABLE OF CONTENTS


01000 GENERAL CONDITIONS.....................................................1


02000 SITEWORK...............................................................3


03000 CONCRETE...............................................................4


04000 MASONRY................................................................5


05000 METALS.................................................................5


06000 CARPENTRY AND MILLWORK.................................................5


07000 THERMAL AND MOISTURE PROTECTION........................................6


08000 DOORS AND WINDOWS......................................................6


09000 FINISHES...............................................................7


10000 SPECIALTIES............................................................8


11000 EQUIPMENT..............................................................8


14000 CONVEYING SYSTEMS......................................................9


15000 MECHANICAL.............................................................9


16000 ELECTRICAL.............................................................13


ALLOWANCES...................................................................21


QUALIFICATIONS...............................................................23


LIST OF EXHIBITS.............................................................24




01000    GENERAL CONDITIONS

1. INTENT: This outline specification and the preliminary drawings outline the general scope of work for the design and construction of a 97,284 square foot gross area (approximate) manufacturing facility for Recovery Engineering, Inc. ("Tenant") in Brooklyn Park, Minnesota. Design/Builder shall provide all design, supervision, labor, materials, equipment, and general requirements necessary for the complete and timely construction of the project specified herein.

2.       DESIGN:

         A. Architecture & Engineering: Design/Builder shall prepare a complete set of working drawings and specifications in accordance with these outline documents, applicable building codes and zoning requirements, and the requirements of Tenant. Additions or deletions to the scope of work incorporated into the final drawings and specifications at the direction of Tenant will result in an appropriate adjustment to the contract price.

         B. Interior Design: As a part of this proposal, Design/Builder shall provide basic interior design services for this project. This service shall be limited to providing overall floor plans and selection of interior finish materials. Additional interior design services available from Design/Builder on a fee basis include:
                  1)       Space Planning of Moveable Office Work Stations
                  2)       Design of Custom Furniture, Millwork and Fixtures
                  3)       Selection of Furnishings, Artwork and Accessories
                  4)       Inventory Existing Furniture and Equipment

3.       SUPERVISION:

         A. PROJECT MANAGER: Design/Builder shall assign a Project Manager to this project who shall be responsible for the complete execution of all work. The Project Manager's responsibilities shall include interfacing the project as required with Tenant throughout the entire design and construction process, obtaining the required building permits, and managing the construction process through completion of the project.

         B. SUPERINTENDENT: Design/Builder shall assign a Superintendent to this project who shall be responsible for the supervision of all field construction in progress. The Superintendent's responsibilities shall include the scheduling and direct supervision of field construction forces, interfacing as required with Building Inspection officials, and ensuring compliance of work in place with drawings and specifications.

4. CONSTRUCTION SCHEDULE: Design/Builder shall prepare a progress schedule for the project. This schedule shall indicate the dates for starting and completion of the various stages of construction, and shall be updated on a regular basis to reflect the actual progress of the work.

         This proposal is based on a six (6) month construction schedule with building turnover scheduled for April 1997, unless prohibited by weather related circumstances.

5. TEMPORARY CONSTRUCTION: Design/Builder shall provide all required temporary construction, temporary facilities and temporary utilities required to complete project construction including heated weather-tight enclosures, temporary roadways and parking areas, erosion control structures, material storage areas, enclosures for tools and other equipment, a heated and air conditioned field office, temporary utility services for construction usage, and temporary toilet facilities as required.

6. CLEAN-UP: Design/Builder shall be responsible for construction trash removal services and shall at all times keep the building and site free from accumulation of debris. Upon completion, the building shall be turned over to Tenant in a "broom clean" condition.

7. WARRANTY: Design/Builder warrants that all materials and equipment shall be new unless otherwise specified, and shall be free from defects for a period of one year from the date of substantial completion of the work. Any extended warranties obtained from suppliers or subcontractors shall be passed on to the Tenant.

8. INSURANCE: Design/Builder shall maintain Workmen's Compensation Insurance, Comprehensive Public Liability Insurance, and Builder's Risk Insurance, "All Risk" form, for this project for the duration of the work. Deductible losses shall be the responsibility of the Design/Builder.

9. QUALITY ASSURANCE: Design/Builder shall prepare and implement a Quality Assurance program for this project. The Quality Assurance program shall include Independent Agency testing and observation of soils, bituminous paving, and cast in place concrete, as well as inspection of work in progress by project designers. The Tenant will have the right to perform inspections and independent tests at any time.

10. ITEMS FURNISHED BY THE DESIGN/BUILDER: The following items shall be furnished by Design/Builder.

         A. PROPERTY SURVEY: Design/Builder shall retain a registered land surveyor to prepare a survey for the proposed site. The survey shall include the property legal description, site boundaries, easements, existing utility locations and elevations, existing structures and trees, lines and grades of adjoining streets and alleys, horizontal control and elevation reference points, and site topography. The Design/Builder will provide title information to the surveyor with respect to any restrictions that may affect project design or construction.

         B.       SOIL REPORT: Design/Builder shall retain an independent
                           testing agency to perform subsurface exploration (soil borings) and prepare an engineered foundation report (Soil Report) for the proposed project. Building design and site preparation shall conform to the requirements of the Soil Report. Field conditions encountered that are substantially different form those described in the Soil Report will result in an equitable adjustment to the Contract Price.

         C. HAZARDOUS MATERIALS REPORTS: When there is reason to suspect the presence of hazardous materials on the site or within an existing structure, or when such materials are discovered during construction, the Design/Builder will retain an independent testing agency to perform investigation and testing and to prepare a Hazardous Materials Report.

11. PERMITS AND FEES: Design/Builder shall pay for all required building permits necessary for the construction of the project. S.A.C. and W.A.C. charges, along with park dedication fees and other assessments, will be paid by the Design/Builder.

12.      BONDS:

         A.       PERFORMANCE AND PAYMENT BOND: Not required or included.

         B. SITE IMPROVEMENT AND LANDSCAPING BONDS: The Tenant will provide any site improvement or landscaping bonds required by the local governmental authority. Design/Builder shall assist the Tenant in preparing any required documentation for the bonds.

13. RECORD DOCUMENTS: Upon completion of the project, Design/Builder shall provide the Tenant with a complete set of record documents including record drawings, a list of Subcontractors used on the project, manufacturer's warranties, operation and maintenance manuals for major pieces of equipment, and instruction manuals when appropriate for building systems.


02000    SITEWORK

1. EARTHWORK: The Design/Builder shall provide all required site clearing, mass excavation and filling, structural excavation and backfill and fine grading as required for the proposed building structure, paved areas, and proper site drainage.

         Topsoil shall be stockpiled during construction from on-site materials and spread over disturbed areas to be landscaped with sod, seed or other plant materials. All excess soil materials shall remain on site.

2. UTILITIES: The Design/Builder shall provide on-site utility work required for connection to utility services, contingent upon adequate utility services located immediately adjacent to the site. Fees imposed by serving utility companies for the installation of on-site electrical or gas mains shall be paid by the Design/Builder.

         A. SANITARY SEWER: Sanitary sewer service shall be provided complete including connection to the sewer main in the street and an on-site sewer main to the building.

         B. WATER: Water service shall be provided to the building for domestic water and fire protection systems complete including connection to the water main in the street and on-site water main to the building. In addition, water mains and fire hydrants shall be provided for fire service as required by the local Fire Marshall.

         C. STORM DRAINAGE: Provisions shall be made for the proper drainage of storm water from roof, parking, drive and landscaped areas. Surface drainage shall be utilized wherever possible.

         D. ELECTRICAL: Electrical service to the building shall be provided by the serving utility company.

         E. GAS: Gas service to the building shall be provided by the serving utility company.

         F. TELEPHONE: Telephone service to the building shall be provided by the serving utility company.

3. LANDSCAPING: Site landscaping shall be designed and installed in accordance with the requirements of the City of Brooklyn Park and as approved by Tenant. An allowance of $65,000 is included to cover all seeding, sodding, imported topsoil, trees, mulch, edging, shrubbery, retaining walls and any other landscaping or irrigation systems required by the final landscaping design.

4. BITUMINOUS AND CONCRETE PAVING: Bituminous and concrete paving shall be provided complete including curb cuts and driveways as indicated on the site plan.

         Paved areas will be designed to meet the Geotechnical Engineer's recommendations.

         Concrete dolly pads shall be provided as indicated on site plan and shall consist of 6" granular base and 8" of 4000 PSI air entrained concrete reinforced with welded wire mesh

         Cast in place concrete curb and gutter shall be provided at the perimeter of all paved parking and drive areas.

         Parking area striping and traffic markings shall be provided as indicated on the drawings.


03000    CONCRETE

1. CONCRETE FOUNDATIONS: Concrete foundations shall be spread footings consisting of strip footings, pads, piers, and cast in place walls constructed with concrete and reinforcing steel as required by the final structural design.

         A poured concrete foundation wall will be provided for current truck docks.

2. CONCRETE SLABS: Office area slab on grade shall consist of 4" thick 4,000 P.S.I. unreinforced concrete cast in place on a granular base.

         Warehouse area floors shall consist of 5" 4000 P.S.I. concrete reinforced with fiber mesh, cast in place on a granular base.

         Smooth dowel connections shall be provided at slab on grade construction joints. Sawcut control joints shall be provided for the control of shrinkage cracking. Warehouse and manufacturing area aisle floor control joints shall be filled with semirigid joint filler.

         Concrete slabs shall be treated with liquid applied curing compound.

4. PRECAST CONCRETE: Exterior warehouse area walls shall be 12" thick, insulated, Precast concrete panels with a raked exterior finish.

5. SIDEWALKS: Sidewalks shall be constructed with 4000 P.S.I., air entrained, unreinforced concrete. Sidewalks shall be broom finished unless indicated otherwise on the drawings.


04000    MASONRY

1.       CONCRETE BLOCK: 8" CMU will be used at stoop foundations.


05000    METALS

1. STRUCTURAL STEEL: The structural framing system for the building shall consist of steel columns, beams or truss girders, bar joists, and metal roof deck, with column locations as indicated on the drawings.

         A minimum clear height of 24' feet shall be provided under the steel structure in warehouse areas. Bay spacing will be 40' x 40'. The building structural system shall be designed to accommodate a future building expansion, as indicated on the drawings.

         Metal deck and structural steel will be factory primed gray.

2. MISCELLANEOUS METALS: Steel tread dock stairs, access ladders and concrete filled pipe bollards shall be provided as indicated on the drawings.


06000    CARPENTRY AND MILLWORK

1. An allowance of $45,000 is included to cover furnishing and installing all millwork items shown on the drawings. Millwork items include the Board Room millwork, bathroom vanities, window sills, closet rods, shelving, base cabinets, wall cabinets, counters, wood base and other miscellaneous millwork and trim.

2. MISCELLANEOUS CARPENTRY: Roof cants, curbs, and other miscellaneous blocking shall be provided for items indicated on the drawings.


07000    THERMAL AND MOISTURE PROTECTION

2. BUILDING INSULATION: The overall building thermal envelope shall conform to the requirements of the Minnesota Energy Code.

         A. EXTERIOR PRECAST WALLS: Exterior Precast wall panels shall include 2-1/2" of expanded polystyrene insulation to provide an approximate overall R value of 12.

         B. PERIMETER SUBGRADE WALLS: Perimeter masonry or concrete subgrade foundation walls shall be insulated from top of footing (or frost line) to bottom of slab with 2" of extruded polystyrene insulation applied to the inside face of the wall.

         C. ROOF INSULATION: Roof areas shall be insulated with rigid insulation installed over metal deck to provide an approximate overall R value of 22.

 3. ROOFING SYSTEM: The roofing system shall consist of a single-ply, 45 mil, ballasted EPDM membrane over rigid insulation. Roof edge fascia and other visible flashings shall be prefinished metal. Roof areas shall drain to exterior downspouts and interior roof drains. Roof slope will be designed to accommodate future expansion. Roof water will not drain onto truck dock area. The roofing system shall be guaranteed free from defects for a period of 10 years by the roofing system manufacturer. Roof slope shall be designed to accommodate future expansion.

         A ships ladder and roof hatch shall be provided for roof access.


08000    DOORS AND WINDOWS

1. PEDESTRIAN DOORS: Office area doors shall consist of wood doors set in hollow metal frames. Warehouse area doors shall be flush hollow metal doors set in hollow metal frames.

         A. WOOD DOORS: Wood doors shall be 7'-0, solid core wood, with stained and sealed, premium grade, plain sliced oak veneer.

         B. BIFOLD DOOR: Bifold doors shall be solid core wood, with stained and sealed, premium grade, plain sliced oak veneer, mounted on overhead track.

         C. HOLLOW METAL DOORS: Hollow metal doors shall be 3'-0" x 7'-0", flush face panel design. Exterior hollow metal doors shall be insulated and weatherstripped. Hollow metal doors shall be painted.

         D. HOLLOW METAL FRAMES: Wood doors, hollow metal doors, and interior glazing shall be set in 2" painted hollow metal frames.

         E. FINISH HARDWARE: Door hardware shall be manufactured by Schlage, Yale, Corbin or equal commercial grade, US10 finish, with its function appropriate for its intended usage. The keying system shall allow doors to be keyed alike within a given area and tied into a building master.

2. OVERHEAD DOORS: Overhead doors shall be manually operated, 8'-0" 9'-0" insulated steel sectional doors with high lift track and, weatherstripping.

3. WINDOW SYSTEM: Windows shall be 1" thick, bronze tinted thermal panes set in anodized aluminum frames with a thermal-break design. Areas behind glass spandrel sections shall be insulated.

         Entrance door frame finish shall match window framing system. Aluminum thresholds shall be provided for exterior doors. Panic devices shall be provided at entrance doors where required by code.

         Interior glazed openings shall be 1/4" clear glass set in hollow metal frames. Framed mirrors shall be provided above toilet room vanities.


09000    FINISHES

1. BUILDING FINISHES: Building interior finishes shall be provided as indicated in the Room Finish Schedule at the end of this Outline Specification.

         Production Area walls shall not be painted.

         Building exterior finishes shall consist of unpainted raked Precast concrete with aluminum window applications as indicated on the elevation drawings.

2. OFFICE AREA PARTITIONS: Office area partitions shall be constructed with steel studs 24" on center and 5/8" gypsum wallboard. All private offices, conference rooms, Focus Factory, board room, lunch room and all walls separating office function from manufacturing production areas will receive acoustical insulation.

3. ACOUSTICAL CEILINGS: Ceilings shall be exposed 1" grid system with lay in ceiling board units. Units shall be 24" x 48", standard ceiling tile.

4. CARPETING: Carpet shall be installed by the direct glue method with an allowance of $15.00 per square yard of floor area, total installed cost.

5. FLOOR TILE AND BASE: Vinyl composition floor tile shall be 12" x 12" x 1/8" tiles adhesive applied to concrete floors. Base shall be 4" high, vinyl base adhesive applied to walls with coved profile at hard surface floors and straight profile at carpet.

6. CERAMIC AND QUARRY TILE: Ceramic and quarry tile shall be set by the thin-set method. Ceramic wall tile shall be 4" x 4" x 1/4", and ceramic floor tile shall be 2" x 2" x 1/4". Coved base shall be provided at the perimeter of ceramic tile floors. Quarry tile shall be 6" x 6" x 1/2" with bullnose edges and coved base. Sizes indicated are nominal.

7. PAINTING AND WALLCOVERING: Wood doors and other finished hardwood materials shall be stained, sealed and varnished. Door frames, metal doors, and miscellaneous metals shall be painted unless provided with factory finish.

         Vinyl wall covering shall be provided as indicated in the Room Finish Schedule. A $4.00 per lineal yard allowance is included for wallcovering.

         Exposed exterior wood, ferrous metals and equipment shall be painted, unless provided with a factory applied finish. Paint materials and coverage shall be acceptable for each application and exposure.


10000    SPECIALTIES

1. TOILET PARTITIONS AND ACCESSORIES: Toilet partitions shall be floor mounted metal partitions with baked enamel finish complete with door, latch, rubber stop and coat hook at each stall. Matching screens shall be provided between urinals. The following accessories shall be provided:

         A.       Toilet Tissue Dispenser: One at each toilet stall.
         B. Paper Towel Dispenser: One per lavatory, maximum of two per toilet room.
         C.       Soap Dispenser: One at each lavatory.
         D.       Grab Bars: As required by handicapped code.
         E.       Feminine Napkin Receptacles: One at each women's toilet stall.
         F.       Feminine Napkin Dispensers: One at each women's toilet room.

2. FIRE EXTINGUISHERS: Fire extinguishers shall be provided as required by local fire codes. Fire extinguishers shall be housed in painted metal cabinets in finished areas, and surface mounted in unfinished areas.

3. SIGNS: Code required building and site signs shall be provided including toilet room signs, handicapped parking signs and traffic control signs.

4.       LOCKERS: Are not included.

5. ENTRANCE MAT: Rigid extruded aluminum floor grid with carpet inserts and anodized aluminum frame at main entrance is included.

6.       BLINDS: Are not included.


11000    EQUIPMENT

1.       DOCK LEVELERS: Dock levelers are not included


14000    CONVEYING SYSTEMS
not used


15000    MECHANICAL

1. PLUMBING: A complete plumbing system shall be provided, consisting of sanitary waste and vent piping, hot and cold water piping and commercial quality fixtures. Water closets shall be floor hung, flush valve type. Urinals shall be wall hung, flush valve type. Lavatories shall be countertop self rimming type. Electric water coolers and janitor receptors shall be provided as required.

         The roof area will receive a piped, interior roof drainage system that ties directly into the storm drainage system. Above grade, horizontal portions of the drain pipes shall be insulated. Provisions shall be made for emergency overflow drainage of ponded roof water, in accordance with building code requirements via roof scuppers.

         Electric gas water heater shall supply hot water at 105 degrees. Hot water piping shall be insulated. Stop valves shall be provided at each fixture, and isolating valves shall be provided as required for an easily serviceable system.

         Women's Room (149)
                  (2) Wall hung water closets with flush valves.
                  (2) Drop in China lavs with trim.
                  (1) 2" Floor drain.
                  (1) 3 KW Electric water heater

         Men's Room (148)
                  (1) Wall hung water closet with flush valve.
                  (1) Wall hung urinal with flush valve.
                  (1) 2" Floor drain.
                  (2) Drop in Lavs

         Lunch Room (155)
                  (1) Double compartment stainless steel sink with trim.
                  (1) 3 KW Electric water heater.

         Board Room (103)
                  (1) Single compartment stainless steel sink with goose neck trim.
                  (1) 3000 Watt point of use water heater.

         Mechanical/Janitor Room (153)
                  (1) Single 24 x 24 x 10 x 2 Floor sink with 897 faucet trim.
                  (1) 2" Floor drain.
                  (1) 3 KW Electric water heater.

         Manufacturing/Warehouse Rest Rooms Men's (152)
                  (2) Wall hung water closets with flush valves.
                  (1) Wall hung urinals with flush valves.
                  (2) Drop in China lavs with trim.
                  (1) 2" Floor drain.

         Manufacturing/Warehouse Rest Rooms Women's (151)
                  (3) Wall hung water closets with flush valves.
                  (2) Drop in China lavs with trim.
                  (1) 2" Floor drain.
                  (1) 3 KW Electric water heater.

         Manufacturing/Tool Service (112)
                  (1) Laundry tray cold water rough-in.
                  (1) 3KW Electric water heater.

         Rest Rooms (128 & 130) Men's
                  (2) Wall hung water closets with flush valve.
                  (2) Wall urinals with flush valve.
                  (4) Drop in China lavs with trim.
                  (1) 3 KW Electric water heater.
                  (2) 2" Floor Drains.

         Rest Rooms Near Sales/Management Area Women's (127 &129)
                  (4) Wall hung water closets with flush valves.
                  (4) Drop in China lavs with rim.
                  (2) 2" Floor drains.

         R & D Chemical Lab (113)
                  (1) Hose bibb.
                  (1) Emergency eye/shower wash.
                  (1) 2" floor drain.
                  (1) Hard water.
                  (4) Ceramic laboratory sinks with trim.
                  (1) D.I. water.
                  (1) Soft water.
                  (1) Air Outlet.
                  (1) 6 KW Electrical water heater.

         R & D Engineering Lab (117)
                  (1) Air Outlet.

         R & D Dry Lab (114)
                  (1) 2" floor drain.
                  (1) Hard water.
                  (1) D.I. water.
                  (1) Soft water.
                  (4) Ceramic laboratory sinks with trim.
                  (2) Air Outlets.

         R & D Wet Lab (118)
                  (4) Floor sinks.
                  (1) Hard water.
                  (1) D.I. water.
                  (1) Soft water.
                  (2) Ceramic laboratory sinks with trim.
                  (1) Air Outlet.
                  (10) Hose bibs.

         Manufacturing/Warehouse Area (173)
                  (2) Hose bibs (cold water one at column post).
                  (6) Floor sinks.

         Roof Drainage
                  (6) 8" Roof drains.

         Mechanical Test (135)
                  (4) Sinks
                  (1) Hose Bibs
                  (4) Air Outlets
                  (1) 2" Floor Drain

         Open Manufacturing
                  (32) Rubber Air Hose Drops with quick connects.
                  (3) Hard Pipe Equipment Connections.

         Tool Service (112)
                  (7) Air Outlets.

         Miscellaneous
                  Waste and vent piping schedule 40 PVC where allowed by code. Water piping Type L copper.
                  Roof drainage piping No Hub schedule 40 PVC
                  Air piping Press Fit.
                  (2) Outside frost proof hose bibs.
                  (1) 2" Domestic water meter (from opening left by others 1'0"
                      off).
                  (1) 1-1/2" Lawn irrigation meter & back flow preventer.

2. HEATING, VENTILATION, AND AIR CONDITIONING: A complete mechanical system shall be provided throughout the facility to accomplish heating, ventilation, and air conditioning in the office, manufacturing and warehouse areas.

         Office areas shall be heated, cooled and ventilated to normal office conditions in accordance with ASHRAE design standards by means of roof mounted packaged mechanical units. Temperature control shall be by means of wall mounted thermostats.

         Supply air shall be distributed by means of overhead ductwork and ceiling diffusers. Slot diffusers are included at perimeter of open area. Return air shall be accomplished by means of free air movement through the ceiling plenum. Separate zones of control shall be provided where required by variances in occupancies and exposures. A wall mounted electric cabinet unit heater shall provide supplementary heat at the entrance vestibule.

         Office Area, Conference Rooms, Board Room, Training Room, Support Rooms, Reception Area
                  (10) Heating/cooling roof tops totaling 77.5 tons. Perimeter zones with linear slot diffusers, interior zones with lay-ins (plenum ceilings through out).
                  Toilet exhaust as required per code.
                  (3) Electric entry heaters.

         Lunch Room (155)
                  (1) 7 1/2 Ton heating/cooling roof top plenum return.
                  (1) P.R.V. For Ventilation.

         Entrance Vestibules
                  (3) Electric wall heaters.

         Chem Lab & R & D Area
                  (1) 10 Ton heating/cooling roof top with plenum return.

         Manufacturing Mechanical Test Area
                  (1)  5 Ton heating/cooling roof top with plenum return.

         Focus Factory (170)
                  (1) 5 Ton heating/cooling roof top with plenum return.

         Omega, Tool Services
                  A/C off main manufacturing plant system.

         Main Manufacturing/Warehouse Area (Sized for Additional 100 People)
         (173)
                  (6) 12 1/2 Ton heating/cooling roof tops with concentric
                      drops (75 Tons).
                  (12) De-stratification fans by Electrician.
                  (3) Smoke evacuation fans.
                  (1) Welding Exhaust Hood.
                  (1) Warehouse Fume Hood.
                  (2) 6" (phi) Class "B" Oven Vents.
                  (2) P.R.V's for Exhaust.
                  (5) Hoods for Owners Exhaust.

         Open Office Area
                  (1) 10 Ton heating/cooling roof top with exposed spiral pipe and diffuser.
                  (1) 8.5 Ton heating/cooling roof top with exposed spiral pipe and diffuser.
                  (3) 7.5 Ton heating/cooling roof tops with exposed spiral pipe and diffuser.
                  (1) 5 Ton heating/cooling roof top with exposed spiral pipe and diffuser.
                  (1) 4 Ton heating/cooling roof top with exposed spiral pipe and diffuser.

         Docks - Staging Area
                  (3) Gas Fired Unit Heaters

         Mechanical/Electrical/Janitor Room
                  (1) P.R.V. For Ventilation.

         Toilet Rooms
                  Ventilation as required per code.

         Compressor Room (174)
                  (1) P.R.V. for Ventilation

         General Inclusions
                  All roof tops to be furnished with economizer.
                  Thermostat with Auto change over subbases
                  (5) Louvers and dampers for smoke exhaust and summer
                      ventilation.

3. FIRE PROTECTION SPRINKLER SYSTEM: A complete wet automatic fire protection system shall be provided for the facility in accordance with the requirements of applicable codes, NFPA standards, and the local Fire Marshall.

         An ESFR Fire Protection System will be designed for Class IV commodities per NFPA 231C at warehouse manufacturing areas. The balance of the building will receive a light hazard system. In-rack sprinkler systems are not included.

         Conventional chrome plated semirecessed sprinkler heads shall be provided for the office areas and other finished spaces, and upright brass sprinkler heads shall be furnished in areas without a suspended acoustical ceiling.

         Per local Fire Marshall, fire protection at telephone and computer rooms are not required. Therefore, no fire protection is included in these areas.


16000    ELECTRICAL
Basic Materials and Methods

1.       CONDUIT INSTALLATION

         A. All building wiring shall be installed in rigid steel conduit, IMC, EMT, flexible metallic conduit (greenfield) or PVC, as allowed by NEC. Routing of conduits shall be as required by job conditions.

         B. Steel conduit, tubing and fittings shall be galvanized or sheradized. Connectors and couplings shall be galvanized steel or compression type; indented type fittings will NOT be acceptable. Couplings used in connections to equipment of rigid conduit shall be with a locknut and bushing or threaded hubs.

         C. The installations of conduits or pullboxes for electrical feeders shall be adjusted before installation to avoid conflicts between the locations of conduit runs, piping and ductwork. In general, large pipe mains and air duct shall be given priority in available space. Conduit runs shall be installed so as to maintain, wherever practical, a minimum separation of three inches (3") from water and waste piping.

         D. Pull boxes sized in compliance with code requirements shall be provided where necessary for pulling wires.

         E. Where conduit runs terminate at a motor, transformer, control device or other rotating or vibrating equipment, furnish and install a short piece of flexible sealtite between the motor and the conduit or outlet box.

         F.       Installation Requirements:

                  1. Conduits shall be installed in steel reinforced concrete joists, beams or columns without the approval of the Structural Engineer, except that 1/2" and 3/4" conduits in columns for switches and receptacles may be installed where shown on the drawings.

                  2. All conduits shall be concealed in the building construction wherever possible. Exposed conduits shall be installed in a workmanlike manner parallel with or at right angles to walls, ceilings or structural members. Where required by the building construction, furnish and install conduit with expansion fittings.

                  3. All conduits installed in outside walls, concrete slabs on grade, or below slabs shall be rigid PVC type.

                  4. Provide an appropriately sized conduit seal for all conduits passing through exterior walls below grade.

2.       WIRES AND CABLES

         A. All wire and cable furnished and installed under this contract shall be new and of the best quality and of size, type and numbers shown on the plans or required. Conductors shall be soft annealed copper conforming to conductivity and in all other respects, to the requirements of the ASTM. Unless otherwise stated, wire shall be rated at 600 volts. Wire sizes indicated are for copper conductors. Feeder wire shall be aluminum.

         B. All feeders and motor wiring should be type THW, THHN or THWN. Branch circuit wiring shall be type TW, THW or THHN. No wire smaller than #14 shall be used, unless otherwise noted, and all #8 and larger shall be stranded.

         C. No wires shall be drawn into conduit until all work of a nature which may cause injury is completed. Mechanical wire pulling apparatus may be used only on conductors larger than #4 AWG, provided sufficient lubricating compound is used and conduit is so arranged as to hold possibility or injuring insulation to an absolute minimum. No grease, oil or lubricants other than approved wire pulling compounds shall be used to facilitate the pulling in of wires. Feeders shall be run their entire length in continuos pieces, without joints or splices, in so far as practical.

         D.       Wire shall meet or exceed IPECA-NEMA applicable requirements.

         E. For conductors #8 AWG and larger, cable connector shall be of "color keyed compression type". Smaller conductors shall use "Scotchlock" brand by Minnesota Mining & Manufacturing Company
                  (3M), Ideal Industries, Inc., or equivalent.

         F.       Color Coding:

                  All service, feeder and branch circuit conductors throughout the project shall be color coded. The following is the suggested color code:

                  208/120 Volts           Phase                    277/480 Volts
                  --------------------------------------------------------------
                  Black                   A                        Brown
                  Red                     B                        Orange
                  Blue                    C                        Yellow
                  White                   Neutral                  Gray
                  Green                   Ground          Green

         G.       Aluminum Conductors:

                  Feeder wire shall be aluminum.

         H. Armored cable (MC/BX) may be used for branch circuit wiring where allowed by Code.

3.       WIRING DEVICES AND COVERING PLATES

         A. Switches for all incandescent and fluorescent lamp loads shall be rated for 15 amperes, 120/277 volt, AC, Underwriters' approved specification grade.

         B. Receptacles for general uses shall be duplex, grounding type, rated 15 or 20 amperes, 120/277 volts, specification grade.

         C.       Coverplates shall be smooth plastic.

         D. Provide GFI duplex receptacle in each toilet and on each mechanical rooftop unit.

         E.       Office Areas:

                  1. Duplex convenience outlets shall be provided at walls within the office area.

                  2. Provide dedicated feeder to serve tenant's computer equipment.

                  3. Provide wiring devices as indicated in building area requirement worksheets.

         F.       Warehouse and Production Shop Areas:

                  1. Provide a duplex outlet at the interior face of exterior walls adjacent to each truck dock door for dock lights.

4.  ELECTRIC SERVICE TO THE BUILDING

         A. The electrical service shall consist of a 1200 Amp, 277/480 Volt, 3-phase, 4-wire service, expandable to a 1600 Amp service.

         B. This Contractor is responsible for all notifications to and coordination with the electrical utility company and shall provide all labor and material not furnished by the utility company. General Contractor to pay all utility charges.

5.       ELECTRICAL DISTRIBUTION

         A. The electrical distribution in the building shall be as required to provide power for the mechanical systems and other various systems.

         B. Bussing shall be of copper or electrical grade aluminum and shall be formed and braced to withstand the effect of the available fault current. Copper bussing shall be silver plated at joints, and be properly connected with bolts and lock washers. Aluminum bussing shall be tin plated, full length and shall have all joints made by welding or use of bolts and double Belleville washers properly tightened.

         C. A continuous ground bus shall be provided to all sections of the switchboard and all non-current carrying parts of the switchboard shall be solidly connected to this ground bus.

         D. All lugs for cable or bus connections shall be positive pressure bolted clamp type for copper or shall be Burndy "Hy-Press" type and Belleville washer for aluminum cable terminal lugs.

         E. Switchboards shall be constructed to meet all requirements for indoor NEMA classified equipment.

         F. The General Contractor shall furnish and install a concrete housekeeping pad for all floor mounted equipment. The pad shall be 4" high and sized to extend 4" beyond the equipment.

6.       CIRCUIT BREAKER LIGHTING AND MISCELLANEOUS POWER PANELBOARDS AND
         CABINETS

         A. Cabinets shall be constructed by Code gauge steel. They shall be equipped with steel trim with hinged doors, and latches.

         B. Panelboards mounting, flush or surface, shall be as required. Surface mounted cabinets shall be finished in light gray enamel. Fronts of flush cabinets shall be provided with a finish of light gray enamel.

         C. Main capacity shall be not less than the rating of the over-current protective device for the feeder. All bus shall be plated.

         D. Each cabinet shall be with a clear plastic covered type-written directory of circuits. The directory shall be mounted in a card holder attached to the inside of the door.

         E.       Provide branch circuit breakers as required.

         F. Panelboard shall be dead-front, safety type, equipped with circuit breakers as herein specified.

         G.       All panels shall be by the same manufacturer.

         H. Circuit breaker panelboards for 120/208 volt services shall be listed by Underwriter's Laboratories and bear the UL Label.

7.       GROUNDING

         A. Safety switches shall be rated for system voltage, and where required, shall be equipped with cartridge fuses.

         B.       Safety switches shall be NEMA general.

8.       FUSES

         A. Provide all fuses as required. Fuses shall be rated for voltage applied, non- renewable, dual elements, cartridge type, unless otherwise noted.

9.       DRY TYPE TRANSFORMERS

         A. Furnish and install dry type transformers to provide 120/208 volt, 3-phase, 4-wire power as required.

         B. Transformers shall utilize a Class H insulation and shall comply and must be tested in accordance with the requirements of NEMA, ASA and AIEE standards. Transformers shall have ventilated enclosures for natural draft cooling and designed for indoor installation.

         C. Transformers shall have universal voltage taps; (4) 2-1/2% below normal and (2) 2% above normal.

10.      EMERGENCY LIGHTING

         A. Provide exit lights and emergency egress lights to meet Life Safety Codes.

11.      EXTERIOR LIGHTING

         A. Provide site light fixtures with bases, consisting of 25' steel poles with 400 W HPS luminaries.

         B. Provide metal halide wall-pack light fixtures on building perimeter for truck parking.

         C.       Provide metal halide downlights at main entrance exterior.

         D.       Provide metal halide wall pack light fixtures at exit doors.

         E.       Provide power to exterior pylon sign.

12.      INTERIOR LIGHTING

         1.       Provide lighting as specified.

         2. 2x4 fluorescent troffers with 18-cell parabolic louvers shall be used in office and acrylic lenses shall be used in lab areas.

         4.       Compact fluorescent downlights will be used in Main Lobby.

         6. All fluorescent lights will have electronic ballasts and octron lamps.

         7. Provide lighting controls as indicated in building area requirement worksheets.

         8.       Provide metal halide lights at warehouse and manufacturing

13.      FIRE ALARM SYSTEM

         A. Provide a fire alarm connections to tamper and flow switches, plus the exterior fire bell.

14.      MOTORS AND EQUIPMENT

         A.       Provide connection to all mechanical.

         B.       Provide disconnect switches for all equipment as required.

         C. Install all electric heating equipment provided by mechanical contractor and make final equipment connections.

         D. All interlock and temperature control wiring by mechanical contractor.

15.      ELECTRICAL ITEMS

         A.       Lighting:
                  Description                                       Quantity
                  -----------                                       --------
                  A(AA,AH)                                          100
                  B(CA)                                             26
                  C(PA,PH)                                          271
                  D(FI)                                             183
                  E(EM)                                             67
                  F(HB)                                             103
                  G(SA)                                             17
                  H(ST)                                             20
                  K(XW)                                             14
                  M(XX)                                             2
                  X(EA)                                             28
                  XI(EB)                                            1
                  24' POLE SINGLE HEAD                              6
                  27' POLE TWIN HEAD                                4
                  DOCK LIGHT RECEPTACLES                            9

         B.       WIRING DEVICES
                  Description                                       Quantity
                  -----------                                       --------
                  SINGLE POLE SWITCH                                64
                  THREE-WAY SWITCH                                  30
                  FOUR-WAY SWITCH                                   3
                  1000W DIMMER                                      1
                  1500W DIMMER                                      1
                  OCCUPANCY SENSOR                                  0
                  DUPLEX RECEPTACLE-OFFICE                          126
                  DUPLEX RECEPTACLE-PRODUCTION                      49
                  ISOLATED GROUND DUPLES RECEPTACLE                 48
                  GFI RECEPTACLE                                    17
                  WEATHERPROOF GFI RECEPTACLE                       4
                  30A 3-POLE 208V RECEPTACLE                        1

         C.       SOUND SYSTEM
                  Description                                       Quantity
                  -----------                                       --------
                  VOLUME CONTROL                                    0
                  OFFICE SPEAKER                                    0
                  PRODUCTION SPEAKER                                5
                  AMPLIFIER                                         1

         D.       TELEPHONE
                  Description                                       Quantity
                  -----------                                       --------
                  2" EMPTY CONDUIT                                  300 ft
                  EQUIPMENT BOARD                                   1
                  VOICE/DATA OPENINGS LAB                           66
                  VOICE/DATA TRAINING RM                            63

         E.       EQUIPMENT/CORD DROPS
                  Description                                       Quantity
                  -----------                                       --------
                  DUPLEX                                            177
                  20A 3-POLE 208V                                   19
                  30 A 3 PHASE 208V DROPS IN MAUI AREA-LEAVE
                  CIRCUITS IN CEILING                               30
                  60A 3-POLE 208V                                   2
                  100A 3-POLE 208V                                  3
                  BENCH DUPLEX CORD DROPS - PRODUCTION              164
                  DUPLEX DROPS IN MAUI - LEAVE CIRCUITS IN
                  CEILING J-BOX                                     152

         F.       MECHANICAL EQUIPMENT WIRING
                  Description                                       Quantity
                  -----------                                       --------
                  FRACTIONAL  HP PRV                                19
                  WELDING HOOD EXHAUST                              0
                  FRACTIONAL HP RTU-PRODUCTION                      6
                  RTU-OFFICE                                        5
                  INFRARED HEATER                                   3
                  WATER HEATER 15KW                                 1
                  FORCED FAN HEATER                                 7
                  FIRE PUMP                                         1
                  AIR COMPRESSOR 30A PRV                            1
                  LUNCH ROOM FAN                                    1

         G.       MISCELLANEOUS EQUIPMENT
                  Description                                       Quantity
                  -----------                                       --------
                  OH DOOR POWER CONNECTION ONLY (CONTROL
                  BY OTHERS)                                        7

         H.       SWITCH GEAR
                  Description                                       Quantity
                  -----------                                       --------
                  1200A SERVICE EXPANDABLE TO 1600A                 1
                  200A 277/480V PANELBOARD MLO                      3
                  200A 120/208V PANELBOARD MLO                      14
                  200A 120/208V PANELBOARD MCB                      1
                  300A 120/208V PANELBOARD MCB                      1
                  400A 120/208V FUSIBLE PANELBOARD WITH
                  MAIN SWITCH                                       1
                  600A 120/208V FUSIBLE PANELBOARD WITH
                  MAIN SWITCH                                       2
                  75 KVA TRANSFORMER                                1
                  112.5 KVA TRANSFORMER                             1
                  150 KVA TRANSFORMER                               1
                  225 KVA TRANSFORMER                               1
                  PANEL FOR LAB CKTS                                1
                  ALUMINUM FEEDERS




                                   ALLOWANCES

The following allowances shall be included for the total installed cost (labor, material, freight, and taxes) of each item indicated unless specified otherwise:


1. Landscaping: Allowance of $65,000 for all seeding, sodding, trees, mulch, edging, shrubbery, retaining walls and other landscaping or irrigation systems required by the final landscaping design.

2. Carpet: Allowance of $15.00 per square yard of carpeted floor area. Allowance covers the total installed cost (carpet, pad, labor, adhesives, etc.).

3. Vinyl wall covering: An installed allowance of $4.00/ lineal yard is included.

4. Signage Allowance: included is an allowance of $10,000 for exterior signage.

5.       Millwork Allowance: included is an allowance of $45,000 for millwork.




                                 QUALIFICATIONS

The following items are not included in the scope of work proposed herein:


         1. Kitchen equipment (refrigerator, microwave, vending equipment, etc.).

         2.       Furniture design and selection.

         3.       Demountable partitions or open office landscape partitions.

         4.       On-site water storage facilities.

         5.       Telephone equipment, telephones or communication wiring.

         6.       Security systems.

         7.       In-rack fire protection system.

         8.       Computer system network wiring

         9.       Paging system.

         10.      Racking.

         11.      Non-water fire protection




                                LIST OF EXHIBITS

The following exhibits, together with this outline specification, form the basis for this proposal:

1. Value Engineering List and "Must/Want/Wish" List dated 8/15/96. (Note that these lists supersede all other documents).

2. Geotechnical Exploration, Recovery Engineering Development, 75th Avenue North, Brooklyn Park, Minnesota, GME Project No. 6299, as performed by GME Consultants, Inc. and dated July 31, 1996.

3. Horwitz, Inc. letter, dated November 4, 1996, which summarizes Mechanical Plumbing differences from the LKPB Outline Mechanical and Electrical Documents.

4. Allan Mechanical, Inc. letter, dated October 30, 1996, which summarizes HVAC Mechanical differences from the LKPB Outline Mechanical and Electrical Documents.

5. Gephart Electric letter, dated October 30, 1996, which summarizes Electrical differences from the LKPB Outline Mechanical and Electrical Documents.

6.       Project Drawings as follows:

                                  ARCHITECTURAL
         A2.1         Floor  Plan                                      7-19-96
         A5.1         Reflected Ceiling Plan                           7-19-96
         A6.1         Door Schedule                                    7-19-96
         A7.0         Room Finish Schedule                             7-19-96
         A8.1         Exterior Elevations                              7-19-96

                                   STRUCTURAL
         S1           Foundation Plan                                  7-17-96
         S2           Floor Framing Plan                               7-17-96
         S3           Roof Framing Plan                                7-17-96
         S4           Sections and Details                             7-17-96

                                     CIVIL
         1/8          Cover Sheet                                      9-03-96
         2/8          Existing Conditions Plan                         9-03-96
         3/8          Preliminary Site Plan                            9-03-96
         4/8          Preliminary Grading, Drainage and Erosion
                      Control Plan                                     9-03-96
         5/8          Preliminary Utility Plan                         9-03-96
         6/8          Wetland & Pond Grading Plan                      9-03-96
         7/8          General Details Sheet                            9-03-96
         8/8          General Details Sheet                            9-03-96

                            MECHANICAL & ELECTRICAL
         M1           Preliminary Plumbing Layout Plan                 7-19-96
         M2           Preliminary Mechanical HVAC Layout Plan          7-19-96
         M3           Preliminary Mechanical Roof Plan                 7-19-96
         ME1          Preliminary Mech. & Elec. Schedules              7-19-96
         E1           Preliminary Electrical Riser Diagram             7-19-96
         E2           Preliminary Electrical Schedule                  7-19-96
         E3           Preliminary Electrical Lighting Plan             7-19-96
         E4           Preliminary Power & Signal Plan                  7-19-96




                                    EXHIBIT C


                                   Basic Rent

Tenant agrees to pay to Landlord:

         1. For the period beginning on the Commencement Date of this Lease through the sixtieth full calendar month following the Commencement Date, a monthly Basic Rent equal to the product of one-twelfth of the sum of (i) eleven percent multiplied by the Adjusted Guaranteed Total Project Cost, plus (ii) $.10 per square foot, as hereinafter defined.

         The Landlord guarantees total project costs will not exceed the Guaranteed Total Project Costs ("GTPC"). The GTPC is defined as follows:


                A.    Base Project Cost                        $5,267,000.00
                B.    Plus Owner Allowance                        150,000.00
                C.    Plus Revised Building Design Allowance       64,669.00
                                                               -------------
                      GTPC                                     $5,481,669.00


         The annual net rents will be calculated based on 11% of the final Adjusted Guaranteed Total Project Costs, plus $.10 per square foot, (AGTPC). The GTPC of $5,481,669 will be adjusted to determine the AGTPC as follows:

                A.    Guaranteed Total Project Costs (GTPC)                  $**
                B. Plus: Tenant initiated and approved additions to the $** Scope of Construction
                C. Minus: Tenant approved deductions to the Scope of $** Construction
                D. Plus or minus: Tenant approved costs in excess of $** or less than "Allowances" provided Allowance
                      Change Orders (hereinafter defined)
                E.    Minus:  100% of any Tenant Construction Payments       $**
                F.    Adjusted Guaranteed Total Project Costs (AGTPC)        $**

         The adjustments to the GTPC notice by "**" are to be determined and calculated subsequent to the completion of the Improvements to be constructed by Landlord.

         Any Tenant initiated and approved additions or deductions to the Scope of Construction ("Tenant Change Orders") will be added to or deducted from the GTPC. Tenant Change Orders must have Tenant written approval.

         Certain construction allowances (the Allowances) have been provided for as itemized in Exhibit B, page 21 of the Outline Specifications for the Design and Construction. Any tenant approved spending in excess of or less than the allowance will be a change in the scope of construction work ("Allowance Change Order") and will be added to or deducted from the GTPC. Allowance Change Orders must have Tenant written approval.

         The AGTPC cannot exceed $5,481,669.00. Therefore the Tenant is obligated to pay for that portion of the Tenant Change Orders and Allowance Change Orders, except as provided in the preceding paragraph, to reduce the AGTPC back down to $5,481,669. This obligation will be the Tenant Construction Payments and the GTPC will be reduced by 100% of the Tenant Construction Payments in determining the Adjusted Guaranteed Total Project Costs.

         2. For the period from the sixty first month through the one hundred twentieth full calendar month, a monthly Basic Rent shall be equal to 115% of the monthly Basic Rent determined in accordance with Section 1 of this Exhibit C.

3. For each of the Extended Terms (if applicable), Basic Rent shall be equal to 115% of Tenant's then current annual Basic Rent as of the Commencement Date of the Extended Term.




                                    EXHIBIT D

                         LAND OPTION ESTIMATED STATEMENT



            Interest Carry                23,400.00

            Maintenance                   1,500.00

            Insurance                     1,000.00
                                          --------


NOTE:  This estimate is for calendar year 1997.




                                    EXHIBIT E

                          DESCRIPTION OF EXPANSION AREA


Exhibit E consists of draftsman drawing of building site, including location of proposed building, parking spaces, streets and utility easements, and highlighting space for future expansion of building and parking.



                                    EXHIBIT F

              EXISTING ENCUMBRANCES ON PROPERTY AND EXPANSION AREA


1. First Amended Master Document Agreement between the Brooklyn Park Economic Development Authority and Ryan Construction Company of Minnesota, Inc. dated January 9, 1996 and recorded as Document No. 6543842.

2. Protective Covenants for Northland Park II recorded as Document No. 4563785, as amended by Bifurcation and Separation Agreement recorded as Document No. 6517830.

3. Protective Covenants for Northland Park II recorded as Document No. 5960478, as amended by Bifurcation and Separation Agreement recorded as Document No. 6517830.

4. Protective Covenants for Northland Park II recorded as Document No. 1394458, as amended by instrument recorded as Document No. 1438207, and as further amended by Bifurcation Separation Agreement registered as Document No. 2664094.

5. Utility and drainage instruments as shown on the recorded plat of Northland Park Division 3.

6. Easement for drainage purposes in favor of Hennepin County recorded as Document No. 1520227.

7. Easement for drainage purposes in favor of the City of Brooklyn Park recorded as Document No. 1559611.

8.       No right of access to County State Aid Highway No. 18.

9. Right to covenant and maintain temporary snow fences over lands adjacent to County State Aid Highway No. 18, recorded by the County of Hennepin in Final Certificate recorded Document No. 2075297.